Exhibit  10.149

                           LOAN AND SECURITY AGREEMENT

                                  BY AND AMONG

             DISPLAY TECHNOLOGIES, INC. AND AFFILIATES, AS BORROWER,

                                       AND

                           SOUTHTRUST BANK, AS LENDER

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                           LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT made this 11th day of January,  2001,  between  DISPLAY
TECHNOLOGIES, INC., a Nevada corporation ("Display" or "Parent"), DON BELL INDUSTRIES, INC., a Florida corporation ("Don Bell"); J. M. STEWART MANUFACTURING, INC., a Florida corporation ("Stewart Manufacturing"); LA-MAN CORPORATION, a Nevada corporation ("La-Man"); J. M. STEWART CORPORATION, a Florida corporation ("Stewart Corporation"); J. M. STEWART INDUSTRIES. INC., a Florida corporation ("Stewart Industries"); VISION TRUST MARKETING, INC., a
Florida corporation ("VisionTrust"); LOCKWOOD SIGN GROUP, INC., a Florida corporation ("Lockwood"); AMERIVISION OUTDOOR, INC., a Florida corporation ("AmeriVision") (collectively, the "Borrower"); and SOUTHTRUST BANK, an Alabama banking corporation formerly doing business as SouthTrust Bank, National Association, with its principal office in Birmingham, Alabama ("Bank").

                                R E C I T A L S:

         As more particularly described in the Restructuring Agreement, the Borrower has requested Bank to restructure certain outstanding obligations of the Borrower to the Bank and, as part of such restructure, to lend to the Borrower up to the sum of $14,877,510.44 on a revolving loan basis, to renew and restructure an outstanding term note in the original principal amount of $1,000,000.00, and to maintain the issuance of a letter of credit in the amount of $2,500,000.00, and the Bank is willing to do so, but only upon the terms and subject to the conditions hereinafter set forth and set forth in the Restructuring Agreement.

         NOW, THEREFORE, Bank and Borrower agree as follows:

         1. DEFINED TERMS. As used in this Loan and Security Agreement, the following terms shall have the following meanings:

            1.1 ACCOUNT DEBTOR -- any Person who is or may become obligated under or on account of an Account, Chattel Paper, General Intangible, or Instrument (as defined in the Code).

            1.2 ACCOUNTS -- all accounts, accounts receivable, chattel paper, leases, instruments, documents, promissory notes, contracts for receipt of money, conditional sates contracts, and evidences of Debt of or owing to or acquired by Borrower whether now existing or hereafter arising, whether or not it has been earned by performance, and whether or not it has been billed, including (i) all accounts and other rights to payment of money which arise or result from Borrower's selling, leasing, or other disposition of Borrower's goods or the providing of services by Borrower, (ii) the proceeds of any insurance covering the Collateral, and (iii) the return of unearned insurance premiums.

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            1.3  AD  ART  -- Ad  Art  Electronic  Sign  Corporation,  a  Florida
corporation.

            1.4 AFFILIATE -- any director or officer of Borrower or any Person who directly, indirectly or beneficially, owns 5% or more of the capital stock of any Borrower or 5% of the voting stock or rights of any Borrower, or any member of the immediate family of any such officer, director, or stockholder, or any corporation or other entity which is controlled by, controls, or is under common control with, any Borrower; provided, however, that any Affiliate of Raymond James Capital Partners, L.P. other than Borrower shall not be an Affiliate hereunder.

            1.5 AGGREGATE LOAN VALUES -- the lesser of (i) the sum of $14,877,510.44 or (ii) the sum of the Loan Value of Accounts and the Loan Value of Inventory.

            1.6 AGREEMENT -- this Loan and Security Agreement.

            1.7 AMENDED AND RESTATED TERM LOAN -- the Existing Term Loan, as amended and restated pursuant to this Agreement.

            1.8 AMENDED AND RESTATED  TERM NOTE -- the Amended and Restated Term
Note in the principal amount of $456,915.66 to be made by the Borrowers payable to the order of the Bank and which shall evidence the Amended and Restated Term Loan.

            1.9 BANK -- SouthTrust Bank, an Alabama banking corporation formerly known as SouthTrust Bank, National Association, and its successors and assigns.

            1.10  BASE  RATE  --  the  rate  of  interest   designated  by  Bank
periodically as its Base Rate. The Base Rate is not necessarily the lowest interest rate charged by Bank.

            1.11 BORROWER -- Display Technologies, Inc., a Nevada corporation; Don Bell Industries, Inc., a Florida corporation; J. M. Stewart Manufacturing, Inc., a Florida corporation; La-Man Corporation. a Nevada corporation; J. M. Stewart Corporation, a Florida corporation; J. M. Stewart Industries. Inc., a Florida corporation; Vision Trust Marketing, Inc., a Florida corporation; Lockwood Sign Group, Inc., a Florida corporation; and AmeriVision Outdoor, Inc., a Florida corporation; each a party to this Agreement, and any other corporation that from time to time joins in this Agreement as a Borrower.

            1.12 CASH CAPITAL EXPENDITURES -- expenditures made from cash or from proceeds of the Revolving Loan (but not from the proceeds of a term loan or purchase money financing) for the acquisition of any fixed assets or improvements, replacements, substitutions, or additions thereto which have a useful life of more than one year, including the direct or indirect acquisition of such assets by way of increased product or service charges, offset items, or otherwise.

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            1.13 CASH FLOW FORECAST -- the 13-week cash flow forecasts  prepared by the Remaining Businesses, a true and correct of the original of which is attached hereto as EXHIBIT 1.13, as the same shall be updated from time to time.

            1.14 CAPITALIZED LEASE OBLIGATIONS -- any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

            1.15 CHATTEL PAPER -- all writing or writings which evidence both a monetary obligation and a security interest in or the lease of specific goods, together with any guarantees, letters of credit, and other security therefor.

            1.16 CODE -- the Uniform Commercial Code, as in effect in Alabama from time to time.

            1.17 COLLATERAL -- collectively, Borrower's Accounts, Documents, Instruments, Equipment, Real Estate, Chattel Paper, General Intangibles, and Inventory, the other property and interests described in Section 8.1 ("Security Interest") hereof, and elsewhere in the Loan Documents, wherever located and whether now owned by Borrower or hereafter acquired, and the parts, proceeds, products, profits, replacements, and substitutions of each, as the case may be.

            1.18 CONTINGENT OBLIGATIONS -- means any obligation, contingent or otherwise. of any Person directly or indirectly guaranteeing any Debt of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt of such Person (whether arising by virtue of agreements to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part). Excludes any contingent obligation to issue stock under an acquisition agreement.

            1.19 CONTRACTUAL OBLIGATION -- any provision of any security issued by a Person or of any agreement, instrument, or undertaking to which such Person is a party or by which it or any of its property is bound.

            1.20 DEBT -- the sum of (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) Capitalized Lease
Obligations, and (iii) all other items which in accordance with GAAP would be included in determining total liabilities as shown on a balance sheet of a Person as at the date as of which Debt is to be determined.

            1.21 DEFAULT RATE -- the highest lawful rate of interest per annum specified in any Note to apply after a default under such Note or, if no such rate is specified, a rate equal to

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the lesser of (a) one percent  (1.0%) over the interest rate specified to be the applicable contract interest rate in this Agreement or (b) the highest rate of interest allowed by law.

            1.22 DISPLAY MORTGAGE -- the Mortgage and Security Agreement dated June 2, 1999 executed by Display in favor of SouthTrust and recorded on June 21, 1999 at Book 4447, Page 3893 in the office of the Clerk of Court of Volusia County, Florida, pursuant to which Display granted SouthTrust a first mortgage lien on certain real property located in Volusia County, Florida, as amended by that certain Amendment to Mortgage and Security Agreement dated September 26, 2000 executed by Display in favor of the Banks.

            1.23 DOCUMENT -- means any paper that is treated in the regular course of business as adequate evidence that the person in possession of the paper is entitled to receive, hold, and dispose of the goods the paper covers, and includes warehouse receipts, bills of lading, certificates of title, and applications for certificates of title.

            1.24 ELIGIBLE ACCOUNT -- an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Bank, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if: (i) it arises out of a sale made by Borrower to a Subsidiary or to an Affiliate of Borrower or to a Person controlled by an Affiliate or Subsidiary of Borrower; or (ii) it is unpaid for more than 30 days after the original due date shown on the invoice if the due date is 60 days or more after invoice date, or (iii) if the terms are less than 60 days, it is due or unpaid more than ninety (90) days after the original invoice date; or (iv) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or (v) the total unpaid Accounts of the Account Debtor exceed twenty five percent (25%) of the net amount of all Accounts, to the extent of such excess; or (vi) any covenant, representation or warranty contained in this Agreement with respect to such Account has been breached; or (vii) the Account Debtor is also Borrower's or an Affiliate's creditor or supplier, or has disputed liability with respect to such Account, or has made any claim with respect to any other Account due from such Account Debtor to Borrower or an Affiliate, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor or an affiliate of the Account Debtor; or (viii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed of it or for all or a significant portion of its assets or affairs; or (ix) it arises from a sale to an Account Debtor outside the United States or Canada, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or any other repurchase or return basis; or (xi) Bank believes, in its sole reasonable judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or (xii) the


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Account  Debtor is the United  States of America  or any  department,  agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Bank, in form and substance satisfactory to Bank, so as to comply with the Assignment of Claims Act of 1940, as amended; or (xiii) the Account Debtor is located in any state that requires the filing of a Business Activities Report, including the State of New Jersey or the State of Minnesota, unless Borrower has filed a Notice of Business Activities Report with the appropriate officials for the then current year; or (xiv) the Account is subject to a Lien; or (xv) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower in all material respects and accepted by the Account Debtor or the Account otherwise does not represent a final sale (including accounts arising from Borrower's maintenance contracts, to the extent not earned by services); or (xvi) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Bank, in its sole discretion, to the extent such Account exceeds such limit; or (xvii) the Account is evidenced by Chattel Paper, a note, or an instrument of any kind, or has been reduced to judgment; or (xviii) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or (xix) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; or (xx) the Account arises from a retail sale of goods to a Person who is purchasing same primarily for personal, family, or household purposes; or (xxi) the Account arises out of a shipment of Inventory, goods, or products to an address other than an address in the United States, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (xxii) the Account Debtor is not a resident citizen of the United States or a corporate entity or partnership formed and existing under the laws of the United States or a political subdivision thereof, unless credit insured by a surety acceptable to Bank or backed by a letter of credit issued in Borrower's favor; or (xxiii) the Account consists of uncollected progress billings under contracts that are not complete in all material respects; or (xxiv) the Account consists of contractual retainage; or (xxv) the Account is deemed ineligible by Bank in its sole reasonable judgment and discretion.

            1.25 ENVIRONMENTAL REGULATIONS -- all federal, state, and local laws, rules. regulations, ordinances, programs, permits, guidances, orders, and consent decrees relating to the environment or to public health, safety, and environmental matters, including the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, the River and Harbor Act, the Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act, the Deep Water Port Act, the Safe Drinking Water Act, the Superfund Amendments and Reauthorization Act of 1986, the Federal Insecticide, Fungicide and Rodenticide Act, the Mineral Lands and Leasing Act, the Surface Mining Control and Reclamation Act, the Oil Pollution Act of 1990, state and federal super lien and environmental cleanup programs and laws, U.S. Department of Transportation regulations and laws regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. and all similar state, federal, and local laws and regulations.


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            1.26  EQUIPMENT -- all  machinery,  equipment,  fixtures,  and other property used in or purchased for Borrower's business, together with all increases, parts, fittings, accessories, repairs, equipment, and special tools now or later affixed to or used in connection with the foregoing property, all transferable rights of Borrower to the licenses and warrantees (express or implied) received from the sellers and manufacturers of the foregoing property, all related claims, credits, setoffs, and other rights of recovery.

            1.27 ERISA -- the Employee  Retirement  Income  Security Act of 1974

and all rules and regulations promulgated thereunder.

            1.28 EVENT OF DEFAULT -- any one of the events enumerated in Article 10 ("Events of Default") hereof.

            1.29 EXISTING LOAN AGREEMENT -- Loan and Security Agreement dated June 2, 1999 between Borrower and Bank, as amended by the Amendment No. 1 to Loan and Security Agreement dated as of March 3, 2000 between Borrower and Bank, as amended by the Joinder and Forbearance Agreement dated September 26, 2000 between Borrower and Bank, as amended by the Amendment to Joinder and Forbearance Agreement dated as of October 31, 2000

            1.30 EXISTING REVOLVING LOAN -- the revolving loan in the maximum principal amount of $23,000,000.00 made by Lender to Borrower, among others, pursuant to the Existing Loan Agreement.

            1.31 EXISTING TERM LOAN -- the term loan in the original principal amount of $1,000,000.00 made by Lender to Borrower, among others, pursuant to the Existing Loan Agreement.

            1.32 FINANCIAL STATEMENTS -- notwithstanding anything contained herein to the contrary, all references contained in this Agreement to financial statements of Borrower which must be satisfied by Borrower, shall be deemed to refer to the consolidated financial statements and consolidated financial position of Display Technologies, Inc., and all of its Subsidiaries, whether or not Borrowers, excluding Ad Art and Hamilton.

            1.33  FLORIDA  MORTGAGES  - the  Display  Mortgage  and  the  La-Man
Mortgage.

            1.34 FLORIDA REAL ESTATE- the real property and improvements described in the Florida Mortgages.

            1.35 GAAP -- generally accepted accounting principles in the United States of America as defined by the Financial Accounting Standards Board or its successor, as in effect from time to time consistently applied.

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            1.36 GENERAL  INTANGIBLES -- all general  intangibles of Borrower of any kind, whether now owned or hereafter acquired, including all intangible personal property other than Accounts, Documents, Instruments, and Chattel Paper, and includes money, contract rights, choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, formulas, patents, patent applications and/or continuation applications now pending before the United States Patent Office, trademarks and associated goodwill, trademarks for which "statements-of-use" have been filed with the
Trademark  Office,   but  specifically   excluding   "intent-to-use"   trademark
applications, trade names, trade secrets, engineering drawings, goodwill, rights to prepaid expenses, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs and other software, royalty, licensing, and product rights, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification, and rights to retrieval from third parties of electronically processed and recorded data pertaining to any Collateral, things in action, items, checks, drafts, and orders in transit to or from Borrower, credits or deposits of Borrower (whether general or special) that are held by Bank, and all other intangible property of every kind and nature.

            1.37 GOVERNMENTAL AUTHORITY -- means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions pertaining to government.

            1.38  HAMILTON  --  Hamilton  Digital  Designs,   Ltd.,  an  Ontario
corporation.

            1.39 INSTRUMENT -- means every instrument of any kind, as that term is used in the UCC, and includes every promissory note, negotiable instrument, certificated security, or other writing that evidences a right to payment of money, that is not a lease or security agreement, and that is transferred in the ordinary course of business by delivery with any necessary assignment or indorsement.

            1.40 INTELLECTUAL PROPERTY -- has the meaning set forth in Section 5.18.

            1.41 INVENTORY -- all inventory of whatever kind or nature of Borrower, now owned or hereafter acquired by Borrower, and wherever located, including all goods held for sale or lease or furnished or to be furnished under a contract for services, and supplies, packaging, raw materials, goods in transit, work in process, materials used or consumed or to be used or consumed in Borrower's business or in the processing, packaging, or shipping of same, all finished goods, and all property, the sale or lease of which has given rise to Accounts, Chattel Paper, or Instruments, and that has been returned to Borrower or repossessed by Borrower or stopped in transit, and all warranties and related claims, credits, setoffs, and other rights of recovery with respect to any of the foregoing.

            1.42 LA-MAN MORTGAGE. -- the Real Estate Mortgage and Security Agreement dated August 1, 1997 and recorded at Book 4230, Page 4153 on September 2, 1997 in the office of the Clerk of Court of Volusia County, Florida , pursuant to which La-Man and Don Bell granted SouthTrust a first mortgage lien on certain real property located in Port Orange, Volusia County, Florida.

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            1.43 LETTER OF CREDIT. -- the 1997 Letter of Credit.

            1.44 LIEN -- any interest in property (real, personal, or mixed, and tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including a security interest, security title or Lien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include covenants, conditions, restrictions, leases, and other encumbrances affecting any property, except real property covenants running with the land. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

            1.45 LOAN OR LOANS -- the Restructured Revolving Loan, the Amended and Restated Term Loan, the Letter of Credit, and any substitutions therefor, extensions thereof or renewals thereof.

            1.46 LOAN ACCOUNT -- The loan account established on the books of Bank pursuant to Section 2.2 ("Loan Account").

            1.47 LOAN DOCUMENTS -- this Agreement, and each and every mortgage, deed of trust, note, indenture, security agreement, financing statement or other instrument executed and delivered to evidence the Loans or any other Obligation, to constitute collateral for the Loans or any other Obligation, or to evidence security for the Loans or any other Obligation, and any and all other agreements, instruments, and documents heretofore, now or hereafter, executed by Borrower and delivered to Bank in respect to the transactions contemplated by this Agreement, including, without limitation, the Financing Documents, as that term is defined in the Indenture.

            1.48 LOAN VALUE OF ACCOUNTS -- at any time, an amount which is not more than 80% of the aggregate Eligible Accounts of the Remaining Businesses. The Loan Value of Accounts will be reduced by the aggregate amount of deposits from customers held by the Remaining Businesses.

            1.49 LOAN VALUE OF INVENTORY -- an amount which is 50% of the Inventory of the Remaining Businesses valued at the lesser of cost or current market value. The Inventory must, at any given time, be (a) not damaged or defective in any way; (b) not sold or segregated for sale and reflected as an Account of the Remaining Businesses, (c) not consigned Inventory; (d) not located in a place other than at the locations listed in EXHIBIT "1.49" or in another location


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of which Bank is  notified,  has UCC-1  Financing  Statements  on record and, if applicable, has received a vendor lien waiver in form and substance satisfactory to Bank; (e) not Inventory evidenced by negotiable warehouse receipts or by non-negotiable warehouse receipts or documents of title which have not been issued in the name of Bank; (f) not packaging Inventory; (g) not Inventory acquired in an acquisition of another company or business, unless Bank has approved in writing the Inventory as eligible Inventory; and (h) not Inventory deemed ineligible by Bank in its sole discretion; provided, however, the Loan Value of Inventory shall not at any time exceed the lesser of $7,285,943.51 or one-half (1/2)of the aggregate outstanding balance of the Revolving Loan, unless otherwise agreed in writing by Bank at any time in its sole discretion.
Remaining Businesses may supplement the EXHIBIT "1.49" from time to time with more locations of which they have notified Bank and where Bank has filed a UCC-1 Financing Statement.

            1.50 LOCKWOOD MORTGAGE -- the mortgage to be executed contemporaneously herewith by Lockwood in favor of the Bank as security for all the Obligations, granting the Bank a third priority mortgage lien on the Lockwood Real Estate.

            1.51 LOCKWOOD REAL ESTATE -- the real property and improvements described in the Lockwood Mortgage.

            1.52 MATERIAL ADVERSE EFFECT -- with respect to a Person, a material adverse effect on its business, assets, properties, prospects, results of operation, or condition (financial or other).

            1.53 MORTGAGES -- the Mortgages executed by Borrower granting to Bank a Lien on the parcels of Real Estate to secure repayment of the Loans, including, without limitation, the Florida Mortgages and the Lockwood Mortgage.

            1.54 MULTIEMPLOYER PLAN -- has the meaning set forth in Section 4001(a)(3) of ERISA.

            1.55 1997 LETTER OF CREDIT --- the letter of credit dated August 28, 1997, issued by Bank in favor of the Trustee under the 1997 Indenture, as security for the 1997 Notes.

            1.56 NOTES -- each promissory note executed and delivered by Borrower to Bank evidencing all or part of the Loans, as further described hereinafter.

            1.57 OBLIGATIONS -- all Loans and all other advances, debts, liabilities, obligations, covenants, and duties owing, arising, due or payable from Borrower to Bank of any kind or nature, present or future whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower under any of the Loan Documents and all rights Bank may at any time or times have to reimbursement in connection with any letter of credit or guaranty issued for Borrower's benefit.

            1.58 PERMITTED LIENS -- any Lien of a kind specified as permitted in
Section 7.2 ("Liens and Security Interests").

            1.59 PARENT --- Display.

            1.60 PERSON -- an individual, partnership, corporation, joint stock company, firm, land trust, business trust, unincorporated organization, limited liability company, or other business entity, or a government or agency or political subdivision thereof.

            1.61 PLAN -- an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

            1.62 PROHIBITED TRANSACTION -- any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986.

            1.63 RAYMOND JAMES CONTINGENT NOTE -- the Subordinated Promissory Note of even date herewith in the principal amount of $1,750,000.00 made by Borrower to order of Raymond James Capital Partners, L.P.

            1.64 REAL ESTATE -- the Florida Real Estate and the Lockwood Real Estate.

            1.65 REMAINING BUSINESSES -- the Borrower.

            1.66 REMAINING BUSINESSES COLLATERAL -- the Collateral.

            1.67 REMAINING BUSINESSES OBLIGATIONS - the Obligations for which the Remaining Businesses, or any of them, are liable.

            1.68 REPORTABLE EVENT -- any of the events set forth in Section 4043( h) of ERISA.

            1.69 REQUIREMENT OF LAW -- as to any Person, the articles of incorporation and bylaws or other organizational or governing documents of the Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding on the Person or any of its property or to which the Person or a any of its property is subject.

            1.70 RESTRUCTURED REVOLVING LOAN -- the Revolving Loan.

            1.71 RESTRUCTURED REVOLVING NOTE -- the Revolving Note.

            1.72 RESTRUCTURING AGREEMENT -- the Restructuring Agreement of even date herewith by and among the Borrower and Lender, among others.

            1.73 REVOLVING LOAN -- has the meaning set forth in Section 2.1.

            1.74 REVOLVING NOTE -- has the meaning set forth in Section 2.1.

            1.75 SOLVENT -- as to any Person, means such Person (i) owns property, real, personal, and mixed, whose aggregate fair saleable value is greater than the amount required to pay all of such Person's Debt and Contingent Obligations, and (ii) is able to pay all of its Debt as such Debt matures, and
(iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

            1.76 SPECIAL COLLECTION ACCOUNT -- one or more bank accounts established by Borrower pursuant to Section 4.2 ("Special Collection Accounts") hereof, from which Bank has the exclusive right to withdraw or debit funds, and into which Borrower shall deposit on receipt all checks, drafts, cash, and other remittances in payment or on account of the Accounts.

            1.77  STANDBY  LETTER  OF  CREDIT  -- has the  meaning  set forth in
Section 2.3.

            1.78 SUBORDINATED DEBT -- the Debt of Borrower which is fully subordinated to the Loans (including principal, interest, and agreed charges) in a manner satisfactory to Bank (which may be either according to its terms or by separate agreement) and which debt arises from Borrower's actual receipt of cash loans and not from "in kind" or non-cash consideration or purchase money financing sources, including Debt of Borrower owed to the Subordinate Lenders.

            1.79 SUBORDINATE LENDERS --- collectively, Renaissance Capital Growth and Income Fund III, Inc., Renaissance U.S. Growth and Income Trust PLC, Worrell Enterprises, Inc., and Raymond James Capital Partners, L.P.

            1.80 SUBSIDIARY -- any corporate entity or partnership, or other business entity which constitutes a subsidiary for purposes of GAAP. Includes all Borrowers except Parent.

            1.81 TERM LOAN -- the Amended and Restated Term Loan.

            1.82 TERM NOTE -- the Amended and Restated Term Note.

            1.83 CERTAIN OTHER WORDS -- all accounting terms used herein have the respective meanings attributed to them under, and shall be construed in accordance with, GAAP. The terms "herein," "hereof," and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronouns used shall be deemed to cover all genders. As used in this Agreement, (a) the word "including" is always without limitation; (b) words in the singular number include words of the plural number and vice versa; (c) the word "costs" includes all internal out-of-pocket expenses, fees, costs, and expenses of experts and collection agents, supersedeas bonds, and all attorneys' fees, costs, and expenses, whether incurred before, during, or after demand or litigation, and whether pursuant to trial, appellate, arbitration, bankruptcy, or judgment-execution proceedings; and (d) the word "property" includes both tangible and intangible property, unless the context otherwise requires. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements. including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof. All other terms contained in this Agreement shall, unless otherwise defined herein or unless the context otherwise indicate, have the meanings provided for by the Uniform Commercial Code of the State of Alabama.

            1.84 DIRECTLY AND INDIRECTLY -- when any provision of this Agreement or any Loan Document requires or prohibits action to be taken by a Person, the provision applies regardless of whether the action is taken directly or indirectly by the Person.

         2.  THE LOANS.

             2.1 REVOLVING LOAN.

                  (a) Subject to the terms and conditions of this Agreement, provided no Event of Default exists, Bank shall loan to Borrower, when requested by Borrower, Revolving Loans aggregating up to the lesser of (i) $14,877,510.44 or (ii) the sum of (A) the Aggregate Loan Values as determined by Bank from the periodic reports submitted by Borrower to Bank, plus (B) $2,600,000.00. Within these limits, Borrower may borrow, make payments, and reborrow under this Agreement.

                  (b) Borrower shall execute and deliver to Bank one promissory note (the "Revolving Note") in the face amount of the Revolving Loan, payable to the order of Bank and evidencing Borrower's obligation to repay the Revolving Loan. The outstanding principal balance of the Revolving Loan shall bear interest until paid in full at a rate per annum equal to the Base Rate plus 2.75%. Interest shall be paid to Bank on the amount of the Revolving Loan outstanding and shall be payable monthly in arrears on the first day of each month beginning with February 1, 2001, and continuing on the same day of each month thereafter until the unpaid principal balance of the Revolving Loan has been repaid in full. The Base Rate on the date of this Agreement is 9.0 percent. Interest shall be calculated based on a 360-day year.

                  (c) Borrower shall submit a Borrower's Report in the form attached hereto as EXHIBIT "2.1(C)" (or in such other form as may be furnished by Bank from time to time) on the date of this Agreement and at least weekly thereafter during the term of this Agreement. Each such Borrower's Report shall be signed by an officer or employee of Borrower authorized by the Board of Directors of that corporation to execute such reports, whose name(s) shall be included in a certified resolution furnished to Bank. Bank shall make disbursements under the Revolving Loan on an automatic basis by funding checks drawn on a controlled disbursement account to be established by Borrower with Bank. Bank shall make any disbursements under the Revolving Loan only if the terms and provisions of this Agreement have been satisfied, including the absence of an Event of Default.

                  (d) If the outstanding principal amount of the Revolving Loan at any time exceeds the lesser of (1) $14,877,510.44 or (2) the sum of (A) the Aggregate Loan Values as reflected on Borrower's Report plus (B) $2,600,000.00, Borrower shall immediately pay Bank such excess as a reduction of the principal amount of the Revolving Loan. Borrower may request and Bank may be willing in its sole and absolute discretion to make advances in excess of such maximum principal amounts. Bank shall enter any such advances as debits in the Loan Account. All advances in excess of the maximum principal amount shall be payable on demand, secured by the Collateral, and bear interest as provided in this Agreement for Revolving Loans generally.

                  (e)  Borrower   shall  pay  to  Bank  on  June  30,  2001  all
outstanding principal and accrued interest with respect to the Revolving Loan not previously repaid.

                  (f) From the date of this Agreement to and including the maturity date of the Revolving Loan, the outstanding principal balance of the Revolving Loan shall bear interest until paid in full at a rate per annum equal to the Base Rate plus 2.75%.

            2.2 TERM LOAN.

                  (a) The Borrowers shall continue to be fully liable for the repayment of the Term Loan on the terms set forth in the Amended and Restated Term Note.

                  (b) In accordance with the terms of the Amended and Restated Term Note, Borrower shall continue to make equal monthly principal installments of $27,777.78 during the period of the Term Loan on the first day of each month from the date hereof through June 1, 2001. Borrower shall also pay accrued interest at the per annum rate of two and three-quarters percent (2.75%) in excess of the Base Rate on the first day of each month and continuing on the same day of each month thereafter until the full balance of the Term Loan is paid. The applicable interest rate on the Term Loan shall change as and when the Base Rate changes from time to time. Borrower shall pay to Bank all outstanding principal and interest on the Term Loan and a final payment on or before June 30, 2001, or on any earlier date on which the Revolving Loan becomes due and payable.

            2.3 TERMS GOVERNING ALL LOANS.

                  (a) Borrower shall make all payments of interest and principal under the Notes without setoff or counterclaim, and in such coin or currency of the United States of

America that at the time of payment is legal tender for the payment of public and private debt. Payments shall be applied in accordance with terms of the Restructuring Agreement.

                  (b) Each borrowing under a Loan shall be effected by crediting the amount thereof to the regular checking account of Borrower maintained with Bank or with another bank approved by Bank.

                  (c) Any payments not made as and when due with respect to any Loan (whether at stated maturity, by acceleration, or otherwise) shall bear interest at the Default Rate from the date due until paid, payable on demand.

            2.4 LOAN ACCOUNT. Amounts due under the Notes and otherwise under this Agreement and under the Loan Documents shall be reflected in the Loan Account. Bank shall enter disbursements hereunder or under the Notes as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower and all proceeds of Collateral which are finally paid to Bank, and may record therein, in accordance with customary accounting practice, all charges and expenses properly chargeable to Borrower hereunder.

            2.5 PREPAYMENT. Subject to the provisions hereof, Borrower shall have the right at any time and from time to time to prepay the Loans, in whole or in part, without premium or penalty but with accrued interest to the date of such prepayment on the amounts prepaid. Subject to the terms of the Restructuring Agreement, such prepayments shall be made to Bank in immediately available funds and, shall be applied to the last of the installment(s) to mature. Any such prepayment shall not affect or vary the obligation of Borrower to pay any installment when due.

            2.6 USE OF PROCEEDS. Borrower shall use the proceeds of the Revolving Loan to support its working capital needs and to satisfy, in part, the Borrower's obligations under the Existing Revolving Loan. Borrower shall use the Letter of Credit as credit support for the Demand Notes, as described in Article 2A of this Agreement.

            2.7 TERM. This Agreement shall remain in force and effect until the Loans, and any renewals or extensions, and all interest thereon and costs provided for herein with regard to either of them have been indefeasibly paid or satisfied in full and until Bank has no further obligation to advance funds to Borrower hereunder and until the 1997 Letter of Credit has been released or all reimbursement obligations with respect to the 1997 Letter of Credit have been paid in full. Borrower may terminate without penalty the Loan facilities at any time before the scheduled maturity date by (a) paying in full the Loans and all other Obligations and (b) obtaining the release of or paying in full the 1997 Letter of Credit or deliver to Bank a backup letter of credit reasonably satisfactory to Bank for the 1997 Letter of Credit. The indemnities provided for in Article 11 hereof shall survive the payment in full of the Loans and the other Obligations and the termination of this Agreement.

            2.8 PAYMENTS. All sums paid to Bank by Borrower hereunder shall be paid directly to Bank in immediately available funds. Bank shall send Borrower statements of all amounts due hereunder, which statements shall be considered correct and conclusively binding on Borrower, absent manifest error, unless Borrower notifies Bank to the contrary within ten (10) days of its receipt of any statement which it deems to be incorrect. Bank may, in its sole discretion
(a) charge against any deposit account of Borrower all or any part of any amount due hereunder and (b) advance to Borrower, and charge to the Revolving Loan, a sum sufficient each month to pay all interest accrued on the Revolving Loan and fees due under this Agreement during or for the immediately preceding month. Borrower shall be deemed to have requested an advance under the Revolving Loan upon the occurrence of an overdraft in any of Borrower's checking accounts maintained with Bank or another bank owned by SouthTrust Corporation.

            2.9 FEES. The Remaining Businesses shall pay to Bank a one-time loan restructuring fee in the amount of $100,000.00, earned and payable on the Closing Date. An administrative/servicing fee of $500 will be assessed monthly throughout the term of the Loans. The Remaining Businesses shall also pay to Bank monthly in arrears a commitment fee of one-eight percent (1/8%) per annum on the average daily unused portion of the Revolving Loan. The Remaining Businesses shall also pay a one percent (1 %) per annum fee, payable monthly, in arrears on the amounts drawn under the Revolving Loan in excess of the Aggregate Loan Values, pursuant to Section 2.1(b) hereof. The Remaining Businesses shall also pay the fees due with respect to the Letter of Credit, as provided in
Section 2A.4 hereof. Further, the Remaining Businesses shall pay to Bank an agent fee of $5,000 that will be assessed annually throughout the term of the Loans, and shall be due and payable on the 1st day of March of each year of the term hereafter.

            2.10 LIMITATION ON INTEREST CHARGES. Bank and Borrower intend to comply strictly with applicable law regulating the maximum allowable rate or amount of interest that Bank may charge and collect on the Loans to Borrower pursuant to this Agreement. Accordingly, and notwithstanding anything in any Note or in this Agreement to the contrary, the maximum, aggregate amount of interest and other charges constituting interest under applicable law that are payable, chargeable, or receivable under any Note and this Agreement shall not exceed the maximum amount of interest now allowed by applicable law or any greater amount of interest allowed because of a future amendment to existing law. Borrower is not liable for any interest in excess of the maximum lawful amount, and any excess interest charged or collected by Bank will constitute an inadvertent mistake and, if charged but not paid, will be canceled automatically, or, if paid, will be either refunded to Borrower or credited against the outstanding principal balance of the applicable Note, at the election of Borrower.

            2.11 NON-PAYMENT FEE. If the Borrower does not, on or before the maturity date of the Revolving Loan, (a) pay in full the Loans and all other Obligations and (b) obtain the release of or pay in full the 1997 Letter of Credit or deliver to Bank a backup letter of credit reasonably satisfactory to Bank for the 1997 Letter of Credit, then (x) the Remaining Businesses shall remain fully liable for the payment of any and all fees and charges due under the Loan

  Documents, and (y) the Remaining Businesses shall pay to Bank, upon maturity of the Revolving Loan, a non-payment fee equal to Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) in cash.

            2A.   LETTERS OF CREDIT

                  2A.1  DEFINITIONS.

         As used in this Article 2A, the following terms have the following meanings:

                  A DRAWING --- means a drawing under a Letter of Credit to pay the principal of the Demand Notes due to maturity, redemption, or acceleration.

                  ACTUAL/360 BASIS --- a method of computing interest or other charges hereunder on the basis of an assumed year of 360 days for the actual number of days elapsed, meaning that interest or other charges accrued for each day will be computed by multiplying the rate applicable on that day by the unpaid principal balance (or other relevant sum) on that day and dividing the result by 360.

                  B DRAWING --- a drawing under a Letter of Credit to pay interest on the Demand Notes.

                  C DRAWING --- a drawing under a Letter of Credit to pay the purchase price of Tendered Notes.

                  DEMAND NOTES --- the 1997 Notes.

                  FINANCING DOCUMENTS -- has the same meaning as ascribed to such term in the Indenture.

                  INDENTURE --- the 1997 Indenture.

                  1997 INDENTURE --- the Trust Indenture dated as of August 1, 1997, between La-Man Corporation (a Borrower) and Bank, for the 1997 Notes.

                  1997 NOTES --- the Variable/Fixed Rate Credit Enhanced Notes in the initial principal amount of $2,500,000 issued by Borrower pursuant to the 1997 Indenture.

                  PLEDGED NOTES --- Demand Notes purchased pursuant to the Optional or Mandatory Tender provisions of the Indenture with money drawn under the Letter of Credit.

                  TENDERED NOTES --- Demand Notes tendered (or Demand tendered) for purchase pursuant to the Optional or Mandatory Tender provisions of the Indenture.

                  TERMINATION DATE --- the Stated Expiration Date, or such earlier date on which the Letter of Credit terminates in accordance with its terms.

         In addition, other capitalized terms in this Article 2A that are not defined in this Agreement have the meanings set forth in the Indenture.

                  2A.2  ISSUANCE OF LETTERS OF CREDIT.

                  (a) Bank has issued the Letter of Credit to the Trustee as credit support for the 1997 Notes, in accordance with the terms of the 1997 Indenture, and shall maintain the Letter of Credit in accordance with its terms.

                  (b) The initial term of the Letter of Credit will expire, subject to earlier termination, as provided in the Letter of Credit.

                  (c) Bank may determine in its sole discretion to extend the term of the Letter of Credit, but no course of dealing or other circumstance shall require Bank to extend the term of the Letter of Credit.

                  2A.3    REIMBURSEMENT OF AMOUNTS DRAWN UNDER LETTER OF CREDIT.

                  (a) On each date that Bank honors any A Drawing or B Drawing under the Letter of Credit, Borrower shall immediately reimburse Bank for the amount of such draw.

                  (b) Borrower shall reimburse Bank for the amount of any C Drawing within 90 days after the date such C Drawing is honored (or, if sooner, on the Termination Date). In addition, Borrower shall pay to Bank interest on the unreimbursed amount of each C Drawing at a variable per annum rate equal to the Base Rate per annum plus 2.75% from the date such C Drawing is paid by Bank until the amount of such C Drawing is reimbursed in full to Bank. Such interest shall be payable in arrears on the first day of each month following such C Drawing and on the date that such C Drawing is reimbursed in full to Bank.

                  (c) No interest shall be payable with respect to a C Drawing if Bank is reimbursed in full after such C Drawing is honored by 2:00 p.m. (Birmingham, Alabama time) on the same date that such C Drawing is paid by Bank.

                  (d) All amounts received by Bank in respect of principal, premium or interest on Pledged Notes shall be credited first against interest payable on the unreimbursed amount of the C Drawing with respect to such Pledged Notes and the balance, if any, shall be credited against the amount of such C Drawing.

                  (e) Anything herein to the contrary notwithstanding, Borrower will not reimburse Bank for any A Drawing, B Drawing, or C Drawing until the same has been honored in full by Bank, and no such reimbursement need be prepaid.

                  2A.4     LETTER OF CREDIT COMMISSIONS AND FEES.

                  (a) As consideration for the issuance of the Letter of Credit, Borrower shall pay to Bank commissions at the rate of one percent (1%) per annum on the daily average of the

Credit Amount available under the Letter of Credit for (1) the period beginning on the date of issuance of the Letter of Credit and ending on the first anniversary of its issuance and (2) each succeeding period thereafter. Such commissions shall be payable in advance on the date of issuance of the Letter of Credit and thereafter on each anniversary of the issuance date during, said period (or, if sooner, the Letter of Credit Termination Date).

                  (b) The commission payable on each due date specified in this subsection shall be calculated on the assumption that the Credit Amount available on such due date will be available for the entire period for which such commission is payable. At the end of such period the commission shall be recalculated based on the actual daily average of the Credit Amount for such period and the difference, if any, shall be added to or subtracted from, as the case may be, the commission payable for the next ensuing period or, if no commission is payable for the ensuing period, shall be paid to the party entitled thereto within 10 days. If a Substitute Letter of Credit is obtained by Borrower, no refund of commissions already paid shall be allowed for the period after the cancellation of the Letter of Credit unless Bank has notified Borrower (after such commission was paid) that increased costs will be payable pursuant to Section 2A.5.

                  (c) On each date that the Letter of Credit is transferred in accordance with its terms, Borrower shall pay to Bank such amount as shall at the time of such transfer then be the charge which the Bank is customarily making for transfers of similar letters of credit.

                  (d) Borrower shall pay to Bank its normal fee for each draw under a Letter of Credit, on the date that reimbursement for the amount of such draw is made pursuant to Section 2A.3.

                  2A.5     INCREASED COSTS.

                  (a) ADDITIONAL PAYMENTS. If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or in GAAP, shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by Bank or (ii) impose on Bank any other condition relating, directly or indirectly, to this Agreement or the Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to Bank of issuing or maintaining the Letter of Credit, then, upon demand by Bank, Borrower shall pay promptly to Bank, from time to time as specified by Bank, such additional amounts as shall be sufficient to compensate Bank for such increased cost. A certificate of Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, Bank may use any reasonable averaging and attribution methods.

                  (b) CAPITAL ADEQUACY. If, after the date of this Agreement, Bank shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on Bank's capital, on this credit facility or otherwise, as a consequence of its obligations hereunder and under the Letter of Credit to a level below that which Bank could have achieved but for such adoption, change or compliance (taking into consideration Bank's policies with respect to capital adequacy) by an amount determined by Bank to be material, then from time to time, promptly upon demand by Bank, Borrower shall pay Bank such additional amount or amounts as will compensate Bank for such reduction. A certificate of Bank claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, Bank may use any reasonable averaging and attribution methods.

                  2A.6     PLACE AND TIME OF PAYMENTS.

                  (a) All payments by Borrower to Bank hereunder shall be made in lawful currency of the United States of America and in immediately available funds to Bank at its address set forth herein or at such other address within the continental United States as shall be specified by Bank by notice to Borrower; provided, nothing herein shall be construed to require payment of any amount in advance of its due date.

                  (b) All amounts payable by Borrower to Bank hereunder for which a payment date is expressly set forth herein (including payments due pursuant to Sections 2A.4 and 2A.5) shall be payable without notice or written demand by Bank. All amounts payable by Borrower to Bank hereunder for which no payment date is expressly set forth herein shall be payable on written demand by Bank to Borrower.

                  (c) Bank may, at its option, send written notice to Borrower of amounts payable pursuant to sections 2A.4 and 2A.5, but the failure to send such notice will not affect or excuse Bank's obligation to pay the amounts required by such sections on the due date specified in such sections.

                  (d) Payments which are due on a day which is not a business day shall be payable on the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate.

                  2A.7     LATE CHARGES AND INTEREST ON OVERDUE AMOUNTS.

         With respect to all amounts payable to the Bank by Borrower pursuant to this article which are not paid on the due date, in the case of amounts payable on a specified date, or which are not paid within ten days of written notice to the Borrower, in the case of amounts payable on demand, Borrower agrees to pay to Bank on demand (i) a late charge of five percent (5%) of any such amount or amounts which shall not have been paid within 10 days of the due date as specified above and (ii) interest on such amounts or amounts at a variable per annum rate equal to the Base Rate plus 2.75%, plus 2% for each day from the specified date of payment, or the date of written demand for payment, as the case may be, to the date such payment is made.

                  2A.8     COMPUTATION OF CHARGES.

         The interest and charges provided for in this Agreement payable in arrears based upon annual rates shall be computed on an Actual/360 Basis. All interest rates based upon the Base Rate shall change when and as the Base Rate shall change, effective on the opening of business on the date of any such change, unless such change is announced after the close of regular banking hours, in which case such change shall be effective on the following day.

                  2A.9     STATEMENTS OF ACCOUNT.

         Upon receipt of the written request of Borrower, Bank shall account to Borrower annually with a statement of charges and payments made pursuant to this Agreement.

                  2A.10    PLEDGED NOTES.

                  (a) As additional security for the performance of the Obligations, Borrower pledges, assigns, hypothecates and transfers to Bank all its right, title and interest in the Pledged Notes, and grants to Bank a security interest in the Pledged Notes and all amounts payable thereon and the proceeds thereof.

                  (b) If Bank is reimbursed for the purchase price of less than all Pledged Notes with respect to which a C Drawing has been made, the Pledged Notes with respect to which Bank has been reimbursed shall, upon reinstatement of the Letter of Credit in the manner therein described and if no Event of Default exists, be released from the pledge and delivered to Borrower.

                  (c) All payments of principal of and interest on Pledged Notes shall be made directly to Bank. If, while Bank or its designated agent or the Tender Agent holds Pledged Notes, Borrower shall receive any interest or principal payment in respect of such Pledged Notes. Borrower shall accept the same as agent for Bank and hold the same in trust on behalf of Bank and to deliver the same forthwith to Bank. All sums of money so paid in respect of principal, premium or interest on such Pledged Notes which are received by Borrower and paid to Bank, or which are received directly by Bank from the Trustee, shall be credited against the reimbursement obligation of Borrower as provided in Section 2A.2(d).

                  (d) If an Event of Default exists, Bank may, without notice, exercise all rights. privileges or options pertaining to any Pledged Notes as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account to

Borrower for property actually received by it. In addition to the rights and remedies granted to it in this Agreement, Bank or its designated agent shall have the authority to exercise all rights and remedies of a secured party under the Alabama Uniform Commercial Code. Borrower shall be liable for the deficiency if the proceeds of any sale or other disposition of the Pledged Notes and the Collateral are insufficient to pay all amounts to which the Bank is entitled. The Bank has no duty to exercise any of such rights, privileges or options, and shall not be responsible for any failure to do so or any delay in so doing.

                  (e) Except as contemplated herein, without the prior written consent of Bank. Borrower shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Notes, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Notes, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                  (f) Borrower shall do or cause to be done all such other reasonable acts and things as may be necessary to make any disposition or sale of any portion or all of the Pledged Notes permitted by this Agreement valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts or governmental authorities having jurisdiction over any such disposition or sales, all at Borrower's expense.

                  2A.11    PARTICIPATIONS.

         Borrower understands that Bank may, in accordance with this section, from time to time enter into a participation agreement or agreements with one or more persons (the "PARTICIPANTS"), pursuant to which the Participants shall be given participations in the Letter of Credit and that the Participants may from time to time similarly grant to one or more other persons (also included in the term "PARTICIPANTS") subparticipations in the Letter of Credit. Borrower grants to each Participant (in addition to any other rights which such Participant may have) a continuing security interest in any money, securities and other real or personal property of Borrower which are in the possession of such Participant. Borrower further agrees that any Participant may exercise any and all rights of banker's lien or set-off with respect to Borrower as fully as if such Participant had made a loan directly to Borrower in the amount of the participation or subparticipation given to such Participant in the Letter of Credit under the conditions herein permitting exercise of the same. For the purposes of this Section only, Borrower shall be deemed to be directly obligated to each Participant in the amount of its participating interest in the amount of principal of, and interest on, the Letter of Credit; provided, however, that nothing contained in this section shall affect Bank's right of set-off (under this Section or applicable law) with respect to the entire amount of any of such credit facilities, notwithstanding any such participation or subparticipation. Bank may divulge to any Participant all information, reports, financial statements, certificates and documents obtained by it from Borrower or any other person under any provision of this Agreement or otherwise.

                  2A.12    SPECIAL REMEDIES WITH RESPECT TO LETTER OF CREDIT.

                  (a) If any Event of Default shall have occurred and be continuing, in addition to the remedies described in Article 10, Bank may exercise any one or more of the following remedies:

                  (1) it may, pursuant to and in accordance with the applicable section of an Indenture, give written notice of such Event of Default to the Trustee and direct the Trustee to effect a Mandatory Tender of the Demand Notes in accordance with the terms thereof and the Indenture and to make a draw under the Letter of Credit to pay the purchase price of the Demand Notes due on the Mandatory Tender Date therefor; or

                  (2) it may give written notice of such Event of Default to the Trustee and direct the Trustee to declare the Demand Notes to be immediately due and payable under the section of the Indenture, whereupon an event of default shall occur under the Indenture and the Trustee shall declare the Demand Notes immediately due and payable under the section of the Indenture and shall make a draw under the Letter of Credit to pay the principal of the Demand Notes and the interest accrued thereon to the date of such declaration; or

                  (3) it may, upon notice to Borrower, declare the entire unpaid amount of the Obligations immediately due under this Agreement to be, and all such amounts shall thereupon become, due and payable to Bank, without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement to the contrary notwithstanding; or

                  (4) it may exercise its banker's lien of right of set-off; or

                  (5) it may proceed to protect its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement of Borrower herein contained or in aid of the exercise of any power or remedy granted to Bank under any of the other Financing Documents.

                  (b) Bank may proceed directly against Borrower hereunder without resorting to any other remedies which it may have and without proceeding against any other security held by Bank.

                  2A.13    SPECIAL REMEDIES REGARDING LETTER OF CREDIT UPON AN
EVENT OF DEFAULT.


                  (a) If  any  Event  of  Default  shall  have  occurred  and be
continuing,   and  the  maturity  of  the  Demand  Notes  shall  not  have  been accelerated,  Bank may make demand upon

Borrower to, and forthwith upon such demand Borrower shall, pay to Bank in immediately available funds at Bank's office designated such demand, for deposit by Bank in a special noninterest bearing cash collateral account (the "CASH COLLATERAL ACCOUNT") to be maintained at such office of Bank as may be designated by Bank, an amount equal to the maximum amount then available to be drawn under the Letter of Credit (assuming compliance with all conditions for drawing thereunder). The Cash Collateral Account shall be in the name of Borrower (as a cash collateral account), but under the sole dominion and control of Bank and subject to the terms of this Agreement.

                  (b) If requested by Borrower and subject to the right of Bank to withdraw funds from the Cash Collateral Account as provided below, Bank shall from time to time invest funds on deposit in the Cash Collateral Account in investments satisfactory to Bank, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case as Borrower may elect and notify to Bank.

                  (c) If at any time Bank determines that any funds held in the Cash Collateral Account are subject to any right or claim of any person or entity other than Bank and the Trustee or that the total amount of such funds is less than the maximum amount at such time available to be drawn under the Letter of Credit, Borrower will, forthwith upon demand by Bank, pay to Bank, as additional funds to be deposited and held in the Cash Collateral Account, an amount equal to the excess of (i) such maximum amount at such time available to be drawn under the Letter of Credit over (ii) the total amount of funds, if any, then held in the Cash Collateral Account which Bank determines to be free and clear of any such right and claim.

                  (d) Borrower hereby pledges, and grants to Bank a security interest in, all funds held in the Cash Collateral Account (including Collateral Securities) from time to time and all proceeds thereof, as security for the payment of all amounts due and to become due from the Borrower to Bank under this Agreement.

                  (e) Bank may, at any time or from time to time after funds are deposited in the Cash Collateral Account or invested in Collateral Securities, after selling, if necessary, any Collateral Securities, apply funds then held in the Cash Collateral Account to the payment of any amounts, in such order as Bank may elect, as shall have become or shall become due and payable by the Borrower to Bank under this Agreement. Borrower agrees that, to the extent notice of sale of any Collateral Securities shall be required by law, at least five days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (f) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds held in the Cash Collateral Account, except as otherwise provided in subsection (g) below and except that after the termination of the Letter of Credit in accordance with its terms and the payment of all amounts payable by Borrower to Bank under this Agreement, any funds remaining in the Cash Collateral Account shall be returned by Bank to Borrower or paid to whomever may be legally entitled thereto.

                  (g) So long as any Notes shall remain outstanding, Bank will release to Borrower or at its order (i) interest or other income received on Collateral Securities and (ii) at the written request of Borrower, funds held in the Cash Collateral Account in an amount up to but not exceeding the excess, if any (immediately prior to the release of any such funds), of (x) the total amount of funds held in the Cash Collateral Account over (y) the maximum amount available to be drawn under the Letter of Credit.

                  (h) Borrower agrees that it will not (i) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement.

                  (i) Bank shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds.

                  2A.14 SPECIAL INDEMNITY FOR LETTER OF CREDIT. Borrower indemnifies and holds Bank harmless from and against any and all claims, damages, losses, liabilities, costs or expenses which Bank may incur or which may be claimed against Bank by any person or entity by reason of or in connection with the execution and delivery or transfer of, or payment or failure to make lawful payment under, the Letter of Credit; provided, however, that Borrower shall not be required to indemnify Bank pursuant to this section for any claims, damages, losses, liabilities, costs or expenses to the extent caused by (1) Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit or (2) Bank's willful failure to make lawful payment under the Letter of Credit after the presentation to it by the Trustee or a successor trustee under the Indenture of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. Nothing in this section limits the Borrower's obligations contained in this Agreement. Without prejudice to the survival of any other obligation of Borrower hereunder, the indemnities and obligations of Borrower contained in this section shall survive the payment in full of amounts payable pursuant herein and the termination of the Letter of Credit.

                  2A.15    OBLIGATIONS OF BORROWER ABSOLUTE.

                  (a) The obligations, covenants and agreements of Borrower under this Agreement shall be absolute, unconditional and irrevocable, and Borrower separately covenants and agrees to timely pay in full in strict accordance herewith all amounts which may become due and owing hereunder and to timely observe and perform all other agreements and covenants to be observed and performed by Borrower hereunder, such payment, observance and performance to be made hereunder under all circumstances whatsoever, including, the following:

                  (1) any lack of validity or  enforceability  of any  Financing
            Documents;

                  (2) any  amendment  or waiver of or any  consent to  departure from all or any of the Financing Documents;

                  (3) the  existence  of any  claim,  set-off,  defense or other rights which Borrower may have at any time against any Person, whether in connection with this Agreement, the Letter of Credit, the Demand Notes or any of the other Financing Documents, or any unrelated transaction;

                  (4) any  statement or any other  document  presented  Lender a
            Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to be untrue or inaccurate in any respect whatsoever;

                  (5) payment by Bank under a Letter of Credit against presentation of a draft or certificate which does not comply with the terms of the Letter of Credit, provided such payment shall not have constituted gross negligence or willful misconduct by Bank; and

                  (6) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided the same does not constitute gross negligence or willful misconduct by Bank.

                  (b) No act of commission or omission of any kind at any time on the part of Bank in respect of any matter whatsoever shall in any way affect or impair any right, power or benefit of Bank under this Agreement and, to the extent permitted by applicable law, no setoff, claim, reduction, diminution of any obligation, or any defense of any kind or nature which Borrower may have against Bank shall be available against Bank in any suit or action brought by Bank to enforce any right, power or benefit under this Agreement.

                  2A.16 LIABILITY OF THE BANK. Neither Bank nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of the Letter of Credit or for any acts or omissions of the Trustee and any transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsements) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by Bank against presentment of documents which do not strictly comply with the terms of the Letter of Credit, including but not limited to, failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under the Letter of Credit, except only that

Borrower shall have a claim against Bank, and Bank shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which the Borrower proves were caused by (A) Bank's willful misconduct or gross negligence in determining whether documents presented under the Letter of Credit comply with the terms of the Letter of Credit, or (B) Bank's willful or grossly negligent failure to pay under the Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  3.       CONDITIONS OF LENDING.

                  3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. In addition to any other requirements set forth in this Agreement, Bank shall not be obligated to make any of the Loans, or any advance under any Loan, or renew the Letter of Credit, unless at the time thereof the following conditions shall have been met:

                        (a)   CORPORATE   PROCEEDINGS.   All  proper   corporate
proceedings shall have been taken by Borrower to authorize this Agreement and the transactions contemplated hereby.

                        (b) DOCUMENTATION. All instruments and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Bank, and Bank shall have received on the date of this Agreement copies of all documents including records of corporate proceedings, which it may have requested in connection therewith. including certified copies of resolutions adopted by the Board of Directors of Borrower, certificates of good standing, and certified copies of the Articles of Incorporation and Bylaws, and all amendments thereto, of Borrower.

                        (c) LOAN DOCUMENTS. Bank shall have received executed copies of all instruments evidencing security for the Loans and copies of the insurance policies and related certificates of insurance referred to in Sections
6.1 ("Insurance") and 9.5 ("Insurance") hereof.

                        (d) NO DEFAULT. No event shall have occurred or be continuing which constitutes an Event of Default or which would constitute an Event of Default with the giving of notice or the lapse of time or both.

                        (e) PERFECTION OF LIENS. UCC-I financing statements, collateral assignments, trademark and patent assignments, and, if applicable, certificates of title covering the Collateral executed by Borrower shall have been duly recorded or filed in the manner and places required by law to establish, preserve, protect, and perfect the interests and rights created or intended to be created by this Agreement and any other security agreement.

                        (f) REPORTS; QUARTERLY FINANCIAL STATEMENTS. Bank shall have received all reports and information from Borrower called for under the Agreement as and when due. Bank shall have received the financial statements for Borrower's first quarter ended September 30, 2000.

                        (g) INCUMBENCY CERTIFICATE. Bank shall have received an incumbency certificate, dated as of the date of this Agreement, executed by the Secretary or Assistant Secretary of Borrower, which shall identify by name and title and bear the signature of the officer of such Borrower authorized to sign this Agreement and the Notes on behalf of Borrower. Bank shall be entitled to rely upon such incumbency certificate in completing the transactions contemplated herein or in any Loan Document.

                        (h) CONSENTS. Bank shall have received consents and agreements of the landlords of each of the premises leased by Borrower on which the Collateral is located ?as provided in Section 4.1 ("Security") hereof, all in form satisfactory to Bank.

                        (i) REAL ESTATE MORTGAGES. Except for the Lockwood Mortgage, Bank shall have received and recorded the Mortgages duly executed by the applicable Borrower granting to Bank a first Lien on each parcel of the Real Estate, except for the Lockwood Real Estate upon which the Bank shall be granted a third-priority Lien, junior only to the liens of First Union Bank and BB&T thereon.

                        (j) LIEN SEARCH. Bank shall have received a report from the Departments of State of all jurisdictions in which any of the Collateral is located or in which any Borrower is located indicating that there are no Liens against that portion of the Collateral constituting personal property, except the Liens permitted by Section 7.2 ("Liens and Security Interests") hereof.

                        (k) FEES AND EXPENSES. Bank shall have received all amounts required to be paid by Borrower or another Person pursuant to the Restructuring Agreement.

                        (l) SUBORDINATION AGREEMENT. Bank shall have received a subordination agreement from each Subordinated Lender.

                        (m) CERTIFICATES OF TITLE. Borrower shall have delivered Certificates of Title, or duly-executed powers of attorney sufficient to obtain such Certificates of Title from the applicable jurisdiction, for any vehicles constituting part of the Equipment as shown on EXHIBIT "3.1(M)".

                        (n) ADDITIONAL DOCUMENTS. Bank shall have received such additional legal opinions, certificates, proceedings, instruments, and other documents as Bank or its counsel may reasonably request to evidence (i) compliance by Borrower with legal requirements, (ii) the truth and accuracy, as of the date of this Agreement, of the representations of Borrower contained herein, and (iii) the due performance or satisfaction by Borrower, at or prior to the date hereof, of all agreements required to be performed and all conditions required to be satisfied by Borrower pursuant hereto.

            3.2 CONDITIONS PRECEDENT TO EACH ADVANCE. The following conditions, in addition to any other requirements set forth in this Agreement must have been met or performed before each advance under any Loan:

                  (a) BORROWER'S REPORT. To the extent required by Bank, the Remaining Businesses have delivered to Bank a Borrower's Report.

                  (b) SUPPLEMENTARY CORPORATE PROCEEDINGS. Any supplementary corporate proceedings necessary to authorize the transaction have been taken by Borrower.

                  (c) ACCURACY OF REPRESENTATIONS. All representations and warranties made by Borrower in this Agreement or otherwise in writing in connection with this Agreement are true and correct in all material respects as if made on and as of the proposed date of the advance of Loan proceeds, except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Bank has consented to such changes or such changes are expressly permitted by this Agreement.

                  (d) NO DEFAULT. No Event of Default has occurred and is continuing, and to the extent requested by Bank, Borrower has so certified in writing.

                  (e) FURTHER ASSURANCES. Borrower shall have delivered such further documentation or assurances that Bank reasonably requires.

            4. SECURITY FOR OBLIGATIONS AND SPECIAL COLLECTION ACCOUNTS.

                  4.1  SECURITY.   The  Loans,   each  Note,  the  reimbursement
obligations under this Agreement and all other Obligations shall be secured by each of the following:

                        (a) Except as provided in Section 4.1(b) below, a first-priority security interest in Borrower's Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Equipment, and Inventory, and other properties and interests as provided for in Article 8 ("Grant of Security Interest") hereof.

                        (b) A second-priority security interest on Lockwood's Equipment, Accounts, General Intangibles, and Inventory, and proceeds thereof, junior only to the Permitted Liens;

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

                        (c) A first priority mortgage Lien on each parcel of the Real Estate other than the Lockwood Real Estate;

                        (d) A third priority mortgage Lien on the Lockwood Real Estate.

                        Borrower agrees to execute and deliver, or cause the execution and delivery of, such security agreements, deeds of trust, mortgages, assignments, guaranties, consents, subordination agreements, and financing statements as may be required by Bank to evidence such security, all in form satisfactory to Bank, as well as such consents and agreements of the landlords of each of the premises leased by Borrower on which the Collateral is located, all in form satisfactory to Bank.

                  4.2 SPECIAL  COLLECTION  ACCOUNTS.  Borrower  represents  that
Borrower has opened with Bank special collection accounts bearing account numbers 67986451 (Display Technologies Inc. - Master Special Collection Account), 67986638 (Display Technologies. Inn., Corporate Special Collection Account), 67986484 (La-Man Corporation - Subsidiary Special Collection Account), 670J86495 (J.M. Stewart Manufacturing, Inc. -Subsidiary Special Collection Account), 67986506 (Don Bell Industries, Inc. - Subsidiary Special Collection
Account), 67986517 (J.M. Stewart Corporation - Subsidiary Special Collection Account). 67986440 (J.M. Stewart Industries, Inc. - Subsidiary Special Collection Account), 78385-199 (Ad Art Electronic Sign Corp. - Subsidiary Special Collection Account) and 78386-104 (Lockwood Sign Group - Subsidiary Special Collection Account) (collectively, the "Special Collection Accounts"), in which all funds received by Borrower from sales of Inventory, all refunds of taxes, all remittances by Borrower's Account Debtors, and all other proceeds of Collateral, shall be deposited no later than the next regular banking day following receipt. All returned checks shall be charged to account number Borrower shall pay all fees for the Special Collection Accounts and expenses or adjustments for collected funds. Under no circumstances will Bank be charged for them. Borrower shall pay normal and customary fees to Bank for its maintenance of the Special Collection Accounts. Bank shall have the exclusive right to withdraw or debit funds from the Special Collection Accounts, which may be accomplished by any directive signed by any two authorized employees of Bank. At least weekly and more often if Bank so elects, the collected balances in the Special Collection Accounts shall be swept into a concentration account and withdrawn by Bank and applied to the Revolving Loan. If any report by Borrower required by this Agreement shall show insufficient Aggregate Loan Values to entitle Borrower to maintain the then-current balance owing under the Revolving Loan after applying thereto the collected balance of the Special Collection Accounts, then Borrower shall immediately deposit into one of the Special Collection Accounts sufficient immediately available funds from which Bank may draw in order to reduce the principal balance of the Revolving Loan to the amount allowable under the provisions of this Agreement. At the request of Bank, Borrower shall execute documents provided by Bank to allow officers of Bank to sign checks drawn on accounts of Borrower maintained in other banks for the purpose of transferring funds to an account or accounts of Borrower maintained with Bank or another bank owned by SouthTrust Corporation, including, without limitation, the Special Collection Accounts.

            5. REPRESENTATIONS, WARRANTIES, AND GENERAL COVENANTS. Borrower (but excluding AmeriVision in each instance unless specifically stated otherwise in such section) represents, warrants, and covenants to and with Bank, which representations, warranties, and covenants shall survive until the Obligations are indefeasibly satisfied in full, that:

                  5.1 ORGANIZATION AND QUALIFICATION. Including AmeriVision, Borrower is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation; has the corporate power to own its properties and to carry on its business as now being conducted; and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the transaction of its business makes its qualification necessary.

                  5.2 CORPORATE POWER AND AUTHORIZATION; COMPLIANCE WITH LAW. Including AmeriVision, Borrower has full power and authority to enter into this Agreement, to borrow hereunder, to execute and deliver the Notes and the other Loan Documents, and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action. Including AmeriVision, Borrower further (x) is in compliance with all Requirements of Law applicable to it and (y) possesses all governmental franchises, licenses, and permits that are necessary to own or lease its assets and to carry on its business as now conducted.

                  5.3 ENFORCEABILITY; NO LEGAL BAR. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered to Bank on behalf of Borrower, including AmeriVision. This Agreement and each of the other Loan Documents constitute, and each Note when executed and delivered for value received will constitute, a valid and legally binding obligation of Borrower, including AmeriVision enforceable in accordance with their respective terms. The execution, delivery, and performance by Borrower, including AmeriVision of this Agreement and the other Loan Documents to which it is a party, Borrower's borrowings pursuant to this Agreement, and use of the loan proceeds, will not violate any Requirement of Law applicable to Borrower, including AmeriVision or constitute a breach or violation of, a default under, or require any consent under, any of its Contractual Obligations, and will not result in a breach or violation of, or require the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

                  5.4 PENDING ACTIONS. Except as described on EXHIBIT 5.4 attached hereto, no action or investigation is pending or, so far as Parent's officers and directors know, threatened before or by any court or administrative agency against Borrower, businesses, properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated by them, or
(b) which might result in any Material Adverse Effect to the Borrower.

                  5.5 FINANCIAL STATEMENTS. The financial statements of Borrower dated June 30, 2000 (the "Financial Statement Date"), delivered to Bank, and all other financial statements and reports furnished by Parent to Bank are complete and correct in all material respects and fairly present the financial condition of Parent and its Subsidiaries on a consolidated and consolidating basis and the results of their operations and transactions as of the dates and for the periods to which they refer. The Parent's June 30, 2000 financial statements have been prepared in accordance with GAAP. Except for contingent liabilities of Parent with respect to obligations of other Borrowers or Subsidiaries, there are no liabilities, direct or indirect, fixed or contingent, of Borrower as of the date of such financial statements of the type which would be required to be disclosed on the financial statements in accordance with GAAP which are not reflected therein or in the notes thereto. Neither said financial statements nor any other financial statements, reports, and information furnished by Parent to Bank contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact of which Borrower has knowledge which Parent has failed to disclose to Bank which materially affects adversely or, so far as Parent can now foresee, will materially affect adversely the Collateral, business, prospects, profits, or condition (financial or otherwise) of any of the Remaining Businesses or the ability of Borrower to perform this Agreement.

                  5.6 NO CHANGE. Since the Financial Statement Date there has not been: ( i ) except as disclosed to Bank, any material adverse change in the assets, liabilities, business, or condition (financial or other) of Parent and its Subsidiaries on a consolidated basis; (ii) any loss, damage, or destruction, whether or not covered by insurance, that has had a Material Adverse Affect on the assets or property of Parent and its Subsidiaries on a consolidated basis;
(iii) any dividend or distribution by Parent to its shareholders in cash, securities, or other property, except for a preferred stock dividend paid on September 30, 2000; (iv) any change in any of Parent's accounting methods, practices, or principles or depreciation and amortization rates or policies, except as required by law or to conform with GAAP; or (v) except in the usual and ordinary course of business, any of the following: (A) except as disclosed to Bank, any breach, execution, extension, modification, or termination by Borrower of any Contractual Obligation; (B) any disposition by Borrower of, or the imposition of a Lien on any asset of Borrower, except for a Lien permitted under Section 5.7 ("Title to Properties") hereof; or (C) any cancellation of a debt owed to, or a claim held by, Borrower. Except as disclosed to Bank, no
Contractual Obligation of Borrower or any of its Subsidiaries, and no Requirement of Law, materially adversely affects, or to the extent that Borrower can reasonably foresee, might have a Material Adverse Effect on Borrower.

                  5.7 TITLE TO PROPERTIES. Borrower has good and marketable title to all of its assets, subject to no Lien, except inchoate Liens arising by operation of law for obligations which are not yet due and except for the Permitted Liens. Borrower enjoys peaceable and undisturbed possession under all leases under which it is operating, and none of such leases contain any provisions which may materially and adversely affect or impair the operations of Borrower, and all of such leases are valid and subsisting and in full force and effect.

                  5.8 BENEFIT PLANS. Except as set forth on EXHIBIT "5.8" to this Agreement, neither Borrower nor any of its Subsidiaries has established or is a party to any Plan or to any stock option or deferred compensation plan or contract for the benefit of its employees or officers, any pension, profit sharing or retirement plan, stock redemption agreement, or any other agreement or arrangement with any officer, director, or stockholder, members of their families, or trusts for their benefit. Borrower and its Subsidiaries are in compliance with all applicable provisions of ERISA. Neither Borrower nor any of its Subsidiaries has received any notice to the effect that it is not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder. No fact or situation that could result in a material adverse change in the financial condition of Borrower, including, but not limited to, any Reportable Event or Prohibited Transaction, exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                  5.9 TAXES. Borrower has filed all federal, state, and local tax returns which are required to be filed and have paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by them. Borrower has paid all withholding, FICA and other payments required by federal, state or local governments with respect to any wages paid to employees.

                  5.10 COLLATERAL. The security interests granted to Bank herein and pursuant to any other security agreement (a) constitute and, as to subsequently acquired property include in the Collateral covered by the security agreement, will constitute, a security interest under the Code entitled to all of the rights, benefits and priorities provided by the Code and (b) are, and as to such subsequently acquired Collateral will be, fully perfected, superior, and prior to the rights of all third persons, now existing or hereafter arising, subject only to Liens permitted pursuant to this Agreement. All of the Collateral is intended for use solely in Borrower's business. Borrower shall defend the Collateral against all claims and demands of all other parties who at any time claim any interest in the Collateral.

                  5.11 LABOR LAW MATTERS. No goods or services have been or will be produced by Borrower or any of its Subsidiaries in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour, or other similar laws or regulations. Except for Ad Art Electronic Sign Corporation, no collective bargaining agreement concerning any employees of Borrower exists or is being negotiated.

                  5.12 JUDGMENT LIENS. None of Borrower, its Subsidiaries, nor their assets are subject to more than $10,000 in the aggregate of unpaid judgments (whether or not stayed) (excluding any judgments for claims on which AmeriVision is liable) or judgment liens in any jurisdiction.

                  5.13 PLACE OF BUSINESS. Parent's chief executive office is located at 5029 Edgewater Drive, Orlando, Florida, and it has not changed the location of its chief executive office from a location in a different state within the last five (5) years. The Inventory is and shall be located only at the locations listed on EXHIBIT "1.49" to this Agreement, or on locations of which Bank is notified pursuant to Section 6.14, except for inventory on customer locations being supplied under contracts with an aggregate value of less than $50,000. Except as indicated on said exhibit, the real estate constituting each said location is owned by Borrower. With respect to locations not owned by Borrower, said exhibit sets forth the name and address of each landlord, vendor or customer, the location of the property, and the remaining term of the lease or purchase agreement. Borrower has separately furnished to Bank true and correct copies of the lease agreements or purchase agreements for each said parcel.

                  5.14 FULL DISCLOSURE. All information furnished by Parent to Bank concerning Borrower, its financial condition, the Collateral, or otherwise for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Bank a true and accurate knowledge of the subject matter. The books of account, minute books, and stock record books of Borrower are complete and correct and have been maintained in accordance with good business practices, and there have been no transactions adversely affecting the business of Borrower that should have been set forth therein and have not been so set forth.

                  5.15 BORROWER'S NAME. Except for the change in Parent's name from La-Man Corporation to its current name, Borrower has not changed its name or been known by any other name within the last five (5) years, nor has it been the surviving corporation in a merger effected within the last five (5) years, except for merger transactions involving Ad Art and Lockwood.

                  5.16 EXISTING DEBT. Neither Borrower nor any of its Subsidiaries is subject to any federal, state or local tax Liens, nor has such Person received any notice of deficiency or other official notice to pay any taxes. Borrower and its Subsidiaries have paid all sales and excise taxes payable by them.

                  5.17  INSOLVENCY.   Borrower,   after  giving  effect  to  the
 transactions contemplated hereby, at all times will be, Solvent.

                  5.18 INTELLECTUAL PROPERTY. Borrower owns or is licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how, and processes necessary for the conduct of their business as currently conducted (the "Intellectual Property") all of which is described in EXHIBIT "5.18" to this Agreement. Any material licenses of the Intellectual Property are set forth in EXHIBIT "5.18" to this Agreement. No claim has been asserted and is pending by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property and Borrower does not know of any valid basis for any such claim. The use of the Intellectual Property by Borrower does not infringe on the rights of any Person.

                  5.19 SUBSIDIARIES. Borrower has no Subsidiaries, except as indicated on EXHIBIT "5.19" to this Agreement. Parent represents and warrants that the following Subsidiaries are shell corporations and have tangible assets of less than $25,000: (i) E.S.C. of Nevada, Inc., ( ii) Don Bell Industries of Nevada, Inc., and (iii) Nevada Semco, Inc.

                  5.20 ENVIRONMENTAL MATTERS. Borrower is in compliance with all Environmental Regulations and with all other federal, state, and local laws and regulations relating to the environment and pollution, including such laws and regulations regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. No assessment, notice of (primary or secondary) liability or notice of financial responsibility, or the amount thereof, or to impose civil penalties has been received by Borrower, and there are no facts, conditions, or circumstances known to Borrower which could result in any investigation or inquiry if all such facts, conditions, and circumstances, if any, were fully disclosed to the applicable governmental authority. Borrower has paid any environmental excise taxes due and payable, including without limitation, those imposed pursuant to Sections 4611, 4661, or 4681 of the Internal Revenue Code of 1986, as amended from time to time. Borrower represents and warrants that Borrower has not obtained and is not required to obtain any permits, licenses. or similar authorizations to construct, occupy, operate, or use any buildings, improvements, fixtures, or equipment in connection with its business by reason of any Environmental Regulations. Borrower represents and warrants that no oil, toxic or hazardous substances. or solid wastes have been disposed of or released by Borrower in connection with the operation of its business and that Borrower will not dispose of or release oil, toxic or hazardous substances, or solid wastes at any time in its operation of its business (the terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response. Compensation and Liability Act of 1980, as amended ("CERCLA"), and the terms "solid waste" and "disposal," "dispose," or "disposed" shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein). Each of the foregoing representations is also accurate with respect to any Subsidiary that is not a Borrower.

                  5.21 OWNERSHIP. Parent is a public company. All issued and outstanding capital stock of each other Borrower is owned by Parent. Except as set forth in the annual fiscal year-end audited financial statements of Parent as of June 30, 2000, there are not outstanding any warrants, options, or rights to purchase any shares of capital stock of any Subsidiary, nor does any Person have a Lien upon any of the capital stock of any Subsidiary, except as set forth on EXHIBIT 5.21 attached hereto.

                  5.22 INVENTORY. All Inventory is marketable in the ordinary course of business. All Inventory has been produced, and during the term hereof will be produced, in compliance with the requirements of the Federal Fair Labor Standards Act. No Inventory is now, nor shall any Inventory at any time or times hereafter be, stored with a bailee, warehouseman or similar party without Bank's prior written consent and, if Bank gives such consent, Borrower will concurrently therewith cause any such bailee, warehouseman, or similar party to issue and deliver to Bank, in form and substance acceptable to Bank, warehouse receipts therefor in Bank's name. No Inventory is or will be consigned to any Person without Bank's prior written consent, and, if such consent is given, Borrower shall, prior to the delivery of any Inventory, on consignment, (i) provide Bank with all consignment agreements to be used in connection with such consignment, all of which shall be acceptable to Bank, (ii) prepare, execute, and file appropriate financing statements with respect to any consigned Inventory, showing Bank as assignee, (iii) conduct a search of all filings made against the consignee in all jurisdictions in which any consigned Inventory is to be located and deliver to Bank copies of the results of all such searches, and (iv) notify, in writing, all the creditors of the consignee which are or may be holders of Liens in the Inventory to be consigned that Borrower expects to deliver certain Inventory to the consignee, all of which Inventory shall be described in such notice by item or type.

                  5.23 SEC FILINGS. Borrower previously has furnished or made available to Bank accurate and complete copies of forms, reports, and documents filed by Borrower with the Securities and Exchange Commission ("SEC") since January 1, 1998 (the "SEC Documents"), which include all reports, schedules, proxy statements, and registration statements filed or required to be filed by Borrower with the SEC since January 1, 1998. As of their respective dates, the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in those documents are necessary to make the statements in those documents not misleading, in light of the circumstances in which they were made.

                  5.24 REPRESENTATIONS TRUE. No representation or warranty by Borrower contained herein or in any certificate or other document furnished by Borrower pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

         6. AFFIRMATIVE COVENANTS. The Borrower (but excluding AmeriVision in each instance unless specifically stated otherwise in such section) agrees and covenants that until the Obligations have been indefeasibly paid in full and until Bank has no further obligation to make advances under the Loans, each of them shall, unless waived by Bank in writing:

                  6.1 INSURANCE. Maintain insurance with insurance companies satisfactory to Bank on such of its properties, in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinity, and shall file with Bank upon request, from time to time, a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby, and, within 10 days after notice in writing from Bank, shall obtain such additional insurance as Bank may reasonably request. All such policies shall name Bank as a named insured and provide that any losses payable thereunder shall (pursuant to loss payable clauses, in form and content acceptable to Bank, to be attached to each policy) be payable to Bank, and provide that the insurance provided thereby, as to the interest of Bank, shall not be invalidated by any act or neglect of the Remaining Businesses, nor by the commencing of any proceedings by or against Borrower in bankruptcy, insolvency, receivership , or any other proceedings for the relief of a debtor, nor by any foreclosure, repossession, or other proceedings relating to the property insured, nor by, any occupation of such property or the use of such property for purposes more hazardous than permitted in the policy. The Remaining Businesses hereby assign to Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to Bank, and authorize Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Obligations. The Remaining Businesses shall furnish to Bank insurance certificates, in form and substance satisfactory to Bank, evidencing compliance by it with the terms of this Section and, upon the request of Bank at any time, the Remaining Businesses shall furnish Bank with photostatic copies of the policies required by the terms of this Section. The Remaining Businesses will cause each insurer under each of the policies to agree (either by endorsement upon such policy or by letter addressed to Bank) to give Bank at least 30 days' prior written notice of the cancellation of such policies in whole or in part or the lapse of any coverage thereunder. Each of the Remaining Businesses agrees that it will not take any action or fail to take any action which action or inaction would result in the invalidation of any insurance policy required hereunder. At least 10 days prior to the date the premiums on each such policy or policies shall become due and payable, the Remaining Businesses shall furnish to Bank evidence of the payment of such premiums. The Remaining Businesses shall furnish to Bank such evidence of insurance as Bank may require.

                  6.2 CORPORATE EXISTENCE; QUALIFICATION. Maintain its corporate existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

                  6.3 TAXES. For each Borrower, during their respective fiscal years, accrue all current tax liabilities of all kinds, all required withholding of income taxes of employees, all required old age and unemployment contributions, all required payments to employee benefit plans, and pay the same when they become due.

                  6.4 COMPLIANCE WITH LAWS. For each Borrower, comply in all material respects with all Requirements of Law, including Environmental Regulations, and pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations which, if unpaid, might give rise to a Lien against property of Borrower, except claims being contested in good faith by appropriate proceedings (provided Borrower promptly notifies Bank in writing of such contest), and against which reserves deemed adequate by Bank have been set up. Specifically, Borrower shall pay when due all taxes and assessments upon the Collateral, this Agreement, the Notes, or any Loan Document, including, without limitation, any stamp taxes or intangibles taxes imposed by virtue of the transactions outlined herein.

                  6.5 ANNUAL FINANCIAL STATEMENTS. Within 90 days after the close of each fiscal year, Parent shall furnish Bank with annual audited financial statements of Parent and its Subsidiaries on a consolidated basis, with supplemental unaudited consolidating financial statements consisting of balance sheets, operating statements and such other statements as Bank may reasonably request, for the period(s) involved, prepared in accordance with GAAP consistently applied for the period involved and for the preceding fiscal year and certified as correct by independent certified public accountants acceptable to Bank.

                  6.6 INTERIM FINANCIAL STATEMENTS. Within 45 days after the close of each calendar month, Parent shall furnish Bank with unaudited monthly and year-to-date financial statements of Parent and its Subsidiaries on a consolidated and consolidating basis, consisting of balance sheets and operating statements and a listing of all contingent liabilities of Parent and its Subsidiaries for the periods involved and such other statements as Bank may request, consistently prepared with the monthly financial statement(s) previously furnished to Bank, taken from the books and records of Parent and its Subsidiaries, and certified as correct by the Chief Financial Officer of Parent.

                  6.7 CERTIFICATES;  OTHER INFORMATION.  Parent shall furnish to
 Bank:


                        (a) concurrently with the delivery of the financial statements referred to in Sections 6.5 and 6.6 hereof, a certificate from the President and Chief Financial Officer of Parent (i) stating that after diligent investigation, they have determined that Borrower during the period has observed or performed all of its covenants in this Agreement and in the other Loan Documents, and (ii) stating that the officers do not know of any default or Event of Default by Borrower under this Agreement or the other Loan Documents; and

                        (b) all other information regarding the affairs of Borrower and its Subsidiaries that Bank from time to time reasonably requests.

                  6.8 COLLATERAL REPORTS. Furnish to Bank at least monthly before the thirtieth (30th) day of the month (and more frequently if requested by Bank) a detailed accounts receivable aging report as of the last day of the previous month, a detailed accounts payable aging report, and an inventory report, all in form and substance, and containing such detail and information as Bank shall request, and furnish to Bank copies of all physical inventory listings when prepared by Parent.

                  6.9 SEC FILINGS. (i) As soon as available and in any event within ninety-five (95) days following the end of each of Parent's fiscal years, a copy of its Annual Report on Form 10-K as filed with the SEC; (ii) as soon as available and in any event within fifty (50) days following the end of each of Parent's first three fiscal quarters of each year, a copy of its Quarterly Report on Form 10-Q; and (iii) promptly on becoming available, any other report or statement that Parent files with the SEC or mails to its shareholders.

                  6.10 VISITS AND INSPECTIONS. For each Borrower, (a) give agents and representatives of Bank full and unrestricted access from time to time during normal business hours to its business premises, offices, properties, books, records and information; (b) permit agents and representatives of Bank to make such audit and examination thereof, and conduct such other investigation, as they consider appropriate to determine and verify its business properties, operation, or condition (financial or other) and to consummate the transactions contemplated by this Agreement; and (c) furnish to Bank and its agents and representatives such additional information with respect to its business and affairs as they reasonably request from to time. Borrower shall bear the cost of such audits, reports, and inspections.

                  Borrower shall keep true books, records, and accounts that completely, accurately, and fairly reflect all dealings and transactions relating to its and its Subsidiaries' assets, business, and activities and shall record all transactions in such manner as is necessary to permit preparation of its financial statements in accordance with GAAP.

                  6.11 PAYMENTS ON NOTES. Duly and punctually pay the principal and interest on the Notes, in accordance with the terms of this Agreement and of the Notes, and pay all other Debt of Borrower or any Subsidiary reflected on the financial statements delivered to Bank and referred to in Section 5.5 ("Financial Statements") hereof, and all other Debt incurred after the date hereof in accordance with the terms of such Debt.

                  6.12 CONDUCT OF BUSINESS. Conduct its business as now conducted and do all things necessary to preserve, renew, and keep in full force and effect its rights, patents, permits, licenses, franchises, and trade names necessary to continue its business. The Remaining Businesses shall comply with all Contractual Obligations applicable to it and its business and properties.

                  6.13 MAINTENANCE OF PROPERTIES. For each Borrower, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder.

                  6.14 LOCATION OF COLLATERAL. Notify Bank on a monthly basis within thirty (30) days of a change in a location at which Collateral is maintained, except for Inventory that is (i) shipped to customers and vendors,
(ii) shipped between locations listed on EXHIBIT "1.49" or (iii) Inventory stored at customers' premises for those contracts involving an aggregate sale price of less than $50,000.

                  6.15 ADDITIONAL DOCUMENTS. Join Bank in executing any security agreements, assignments, consents, financing statements or other instruments, in form satisfactory to Bank. as Bank may from time to time request in connection with the Collateral and the other security for the Loans.

                  6.16 NOTICE TO BANK. Promptly notify Bank of: (a) any default or Event of Default, (b) the acceleration of the maturity of any Debt or Contractual Obligation; (c) a default in the performance of, or compliance with, any Requirement of Law, Environmental Regulation, or Contractual Obligation of Borrower or any of its Subsidiaries; (d) any litigation, dispute, or proceeding that is pending or known by Borrower's officers to be threatened against Borrower or any of its Subsidiaries and that might involve a claim for damages or a request for injunctive, enforcement, or other relief that, if granted, might reasonably be expected to have a Material Adverse Effect on Borrower; (e) a change in either the name or the principal place of business of Borrower or the office where its books and records are kept; (f) any change in its accounting methods, policies, or practices for financial reporting purposes or any material change in its accounting methods, policies, or practices for tax reporting purposes; and (g) a change that has a Material Adverse Effect in the business, operations, assets, property, or condition (financial or other) of any of the Remaining Businesses. Borrower shall provide with each notice pursuant to this section a statement of an officer of Borrower setting forth details of the occurrence referred to in the notice and stating what action Borrower proposes to take with respect to it. Borrower shall also promptly notify Bank of any agreement to acquire another company, including in the notice a copy of the acquisition agreement and financial information regarding the acquired company.

                  6.17 SUBORDINATION OF DEBT. Provide Bank with a debt subordination agreement, in form and substance satisfactory to Bank, executed by Borrower and each Subordinate Lender, and a debt and subordination agreement, in form and substance satisfactory to Bank, executed by Borrower and any Person who is an officer, director, shareholder or Affiliate of Borrower to whom Borrower is or hereafter becomes indebted, subordinating in right of payment and claim all of such Debt and any future advances thereon to the full and final payment of the Obligations.

                  6.18 COLLECTION OF ACCOUNTS. Diligently pursue collection of all Accounts and other amounts due the Remaining Businesses from others, including Affiliates of Borrower.

                  6.19 LANDLORD AND STORAGE AGREEMENTS. Provide Bank with copies of all agreements between Borrower and any landlord or warehouseman which owns any premises at which any Inventory or other Collateral may, from time to time, be kept.

                  6.20 AUDITORS' LETTERS. Furnish Bank with a copy of each finally issued letter written to Parent by its independent certified public accountant concerning internal controls and management review immediately upon receipt of same.

                  6.21     ERISA COMPLIANCE.

                        (a) At all times make prompt payment of contributions required to meet the minimum funding standards set forth in ERISA with respect to each Plan;

                        (b) Promptly after the filing thereof, furnish to Bank copies of an annual report required to be filed pursuant to ERISA in connection with each Plan and any other employee benefit plan of it and its Affiliates;

                        (c) Notify Bank as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which Borrower believes might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer the Plan; and

                        (d) Furnish to Bank, promptly upon Bank's request therefor, such additional information concerning any Plan or any other such employee benefit plan as may be reasonably requested.

                  6.22 PHYSICAL INVENTORY. Borrower shall at least one time during each fiscal year conduct a physical inventory of all of its Inventory and shall promptly certify to Bank the results of such inventory in detail satisfactory to Bank.

                  6.23 CASH FLOW FORECASTS. The Remaining Businesses shall update its 13-week Cash Flow Forecasts on a monthly basis and shall provide the Bank with a copy thereof by the 5th calendar day of each month hereafter. The Remaining Businesses shall, at all times prior to the scheduled maturity of the Revolving Loan and the Term Loan, operate their businesses and operations with respect to total cash disbursements in accordance with the terms of the then current Cash Flow Forecasts.

            7. NEGATIVE COVENANTS. Until the Obligations have been indefeasibly repaid in full and until Bank has no further obligation to make advances under the Loans, without the prior written consent of Bank, the Remaining Businesses shall not:

                  7.1 INDEBTEDNESS. Except as permitted or contemplated by this Agreement and unless Borrower is in compliance with all of its financial covenants, create, incur, assume, or suffer to exist any Debt or obligation for money borrowed, or guarantee, or endorse, or otherwise be or become contingently liable in connection with the obligations of any person, firm, or corporation (including any Affiliate), except:

                        7.1.1 Indebtedness for taxes not at the time due and payable or which are being actively contested in good faith by appropriate proceedings and against which reserves deemed adequate by Bank have been established by but only if the non-payment of such taxes does not result in a Lien upon any property of Borrower that has priority over the Lien held by Bank;

                        7.1.2   Contingent   liabilities   arising  out  of  the
endorsement of negotiable instruments in the ordinary course of collection or similar transactions in the ordinary course of business;

                        7.1.3 Debt, other than for borrowed money, incurred in the ordinary course of business, including that evidenced by trade promissory notes with a maturity of less than one year;

                        7.1.4 Debt to third parties for purchase money borrowing incurred in connection with the purchase of capital assets and/or capital lease obligations used in the business of Borrower, as long as this Debt does not cause an Event of Default;

                        7.1.5 Debt for money borrowed from Bank;

                        7.1.6 Debt incurred prior to the date of this Agreement and reflected on the financial statements referred to in Section 5.5 ("Financial Statements") hereof which is not to be repaid with the proceeds of the Loans;

                        7.1.7 Debt with respect to the Raymond James Contingent Note; and

                        7.1.8 Debt with respect to the Series A-1 Preferred Stock of the Company issued to the current holders of the Company's Preferred Stock.

                  7.2 LIENS AND SECURITY INTERESTS. Create, incur, assume, or suffer to exist any mortgage, security deed, deed of trust, security interest, pledge, encumbrance, Lien or charge of any kind (including charges on property purchased under conditional sales or other title retention agreements) on any of its property or assets, now owned or hereafter acquired, except:

                        7.2.1 Liens for taxes not yet due or which are being contested in good faith by appropriate proceeding and against which reserves deemed adequate by Bank have been set up (excluding any Lien imposed pursuant to any of the provisions of ERISA), but only if the non-payment of such taxes does not result in a Lien upon any property of Borrower that has priority over the Lien held by Bank;

                        7.2.2 Other Liens incidental to the conduct of its business or the ownership of its property and assets and created by operation of law so long as the obligations secured thereby are not past due;

                        7.2.3 Purchase money Liens created to secure the indebtedness permitted by Section 7.1.4;

                        7.2.4 Liens in favor of Bank; and

                        7.2.5  Liens   reflected  on  EXHIBIT  "7.2.5"  to  this
 Agreement.

                  7.3 DIVIDENDS AND DISTRIBUTIONS. Declare any dividends on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or for the purchase, retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any shares of any class of capital stock of Borrower, unless after any of the foregoing payments, Borrower remains in compliance with all of its financial covenants.

                  7.4 AFFILIATE TRANSACTIONS. (a) Purchase, acquire, or lease property from, or sell, transfer or lease property to, any Affiliate of Borrower, except for (i) the exercise of stock options and (ii) arms-length transactions at fair market value in the ordinary course of business, or (b) engage in any other transaction or arrangement with a Subsidiary that is not a Borrower that involves loans, advances, or transfers of cash or property to the non-Borrower Subsidiary, except for such transactions involving the proceeds of equity or Subordinated Debt offerings.

                  7.5 FINANCING STATEMENTS. Permit any financing statement (except Bank's financing statements) to be on file with respect to the Collateral, except for those filed to perfect Permitted Liens.

                  7.6 NAME CHANGE/LOCATION OF CHIEF EXECUTIVE OFFICE. Change the name, identity or corporate structure of Borrower, or change the location of its chief executive office, unless notice has been given to Bank in advance of the move.

                  7.7 DESTRUCTION OF COLLATERAL. Waste or destroy the Collateral or use it in violation of any statute or ordinance.

                  7.8 LIQUIDATION, MERGER OR CONSOLIDATION. (a) Except for the contemplated sale of La-Man's assets to Air Systems Enterprises, Inc., liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution); or (b) enter into any merger or consolidation of which it is not the surviving corporation or otherwise suffer a "Change in Control" in Parent, as defined below; or (c) sell, lease, or otherwise dispose of any of its assets in an aggregate amount exceeding $100,000 during any fiscal year, except sales of obsolete or worn-out equipment and sales of Inventory in the ordinary course of its business.

For purposes of this Agreement, the term "Change in Control" means (a) any "person" or "group" of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) have acquired beneficial ownership, direct or indirect, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over 30% or more of the votes attributable to the voting stock of Parent; or (b) individuals who at the beginning of any period of twenty-four (24) consecutive calendar months were directors of Parent (together with any new directors whose election to the board of directors of Parent or whose nomination for election by the shareholders of Parent was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Parent then in office.

                  7.9 LOANS OR ADVANCES. Make loans or advances or pay any management or similar fees to any Affiliate or officer of Borrower or any Subsidiary, except advances or payment of management or similar fees made in the ordinary course of business, but under no circumstances to a non-Borrower Subsidiary.

                  7.10 CASH CAPITAL EXPENDITURES. Make or commit to make any Cash Capital Expenditures except as provided in the Cash Flow Forecasts and reasonably acceptable to the Bank.

                  7.11 ACQUISITIONS. Purchase or acquire the obligations or stock of or any other interest in any Person, unless the transaction does not result in an Event of Default. Borrower acknowledges that Bank, in its sole and absolute discretion, will determine whether or not the addition of acquired assets will result in more Eligible Inventory and Eligible Accounts for borrowing base purposes. In making this determination, Borrower agrees to make available to Bank any and all information Bank deems necessary or appropriate to conduct its due diligence investigation concerning the acquired assets.

                  7.12 PREPAYMENT OF DEBT. Prepay any Debt, except (i) Debt to Bank, (ii) permitted payments with respect to Subordinated Debt described in
Section 7.16 ("Subordinated Debt") hereof, and (iii) accounts payable arising in the ordinary course of business; provided, however, Borrower may pay accounts payable and take ordinary trade discounts on purchases made in the ordinary course of business.

                  7.13 LEASE TRANSACTIONS. Enter into any sale and leaseback arrangement, except in the ordinary course of business.

                  7.14 AMENDMENTS. Amend any instrument evidencing a Lien listed on EXHIBIT "7.2.5" hereto.

                  7.15 DEPOSIT OF FUNDS. Deposit proceeds of the Collateral into any account other than the Special Collection Accounts.

                  7.16 SUBORDINATED DEBT. Make any cash payment (principal or interest) with respect to Subordinated Debt, or with respect to any Debt that would be Subordinated Debt but for the absence of a subordination agreement in effect with respect thereto, except that Borrower shall be entitled to make payments with respect to such Debt to the extent expressly permitted in any subordination agreement in effect with respect thereto, but only during such time as no default or Event of Default exists hereunder.

                  7.17 CHANGE IN BUSINESS. Enter into any business which is substantially different from the business or businesses in which it is presently engaged, if the business in which the Remaining Businesses are presently engaged fails to account for at least fifty percent (50%) of the Remaining Businesses' annual revenues on an ongoing basis.

                  7.18 ACCOUNTS. Sell, assign, or discount any of its Accounts, Instruments. Chattel Paper, or any promissory notes held by it other than discount of such Accounts, Chattel Paper, or notes in the ordinary course of business for collection. The Remaining Businesses shall notify Bank promptly in writing of any discount, offset, or other deductions not shown on the face of an Account invoice and any dispute over an Account, and any information relating to an adverse change in any Account Debtor's financial condition or ability to pay its obligations.

                  7.19 MARGIN STOCK. Use any proceeds of the Loans to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or extend credit to others for the purpose of purchasing or carrying any margin stock.

                  7.20 SUBSIDIARIES. Dispose of any Subsidiaries other than AmeriVision, Ad Art, La-Man, and Hamilton (subject, in each case, to the consent of the Bank to such sale), or permit any Subsidiary to issue capital stock, except to its Parent. Parent shall maintain at least the percentage ownership of each Subsidiary shown on the attached EXHIBIT "5.19". Newly formed or acquired Subsidiaries with tangible assets of more than $100,000 will join this Agreement and each Note and become a Borrower within sixty (60) days after the acquisition or formation of the Subsidiary. Borrower will not be required to cause the acquired or formed Subsidiary to join this Agreement and each Note as a Borrower if the joinder would cause an Event of Default because of a resulting breach of a representation or warranty unless Bank waives compliance with the representation or warranty with respect to that breach. Borrower shall not sell, transfer or lease any property to E.S.C. of Nevada, Inc., Don Bell Industries of Nevada, Inc., Nevada Services, Inc., or any newly formed or acquired Subsidiary.

         8.       GRANT OF SECURITY INTEREST.

                  8.1 SECURITY INTEREST. As security for the payment of the Loans and all other Obligations, now existing or in the future incurred, and including any extensions or renewals or changes in form of the Loans, any over-advances, and any other Obligations, and all costs and expenses of collection thereof, including, without limitation, attorneys' fees, Borrower hereby assigns to Bank and grants to Bank a security interest in and Lien upon the following:

                           (a)      All of Borrower's Accounts;

                           (b)      All of Borrower's Documents;

                           (c)      All of Borrower's Instruments;

                           (d)      All of Borrower's General Intangibles;

                           (e)      All of Borrower's Chattel Paper;

                           (f)      All of Borrower's Inventory;

                           (g)      All of Borrower's Equipment;

                           (h)      All of the proceeds,  products, and profits,
as the case may be, of Borrower's Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Equipment, and Inventory;

                           (i)      All monies and other  property  of any kind,
real, personal, or mixed, and tangible or intangible, now or at any time or times hereafter, in the possession or under the control of Bank or a bailee of Bank;

                           (j)      All accessions to, substitutions for and all
replacements, products, profits, income, and cash and non-cash proceeds of (a) through (g) above, including, without limitation, proceeds of any unearned premiums with respect to insurance policies insuring any of the Collateral; and

                           (k)      All books and  records  (including,  without
limitation, customer lists, credit files, magnetic, digital and laser tapes and disks, electronic and computer storage media, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (a) through (h) above.

         In addition, the Loans and Obligations shall be secured by the Mortgages; provided, however, the Display Mortgage will secure only the Term Loan and recovery under the Display Mortgage will be limited to $568,026.78. As Borrower obtains more trademarks or patents, Borrower shall execute appropriate instruments granting to Bank a security interest in those assets.

                  8.2 SALE OF INVENTORY. Until the occurrence of an Event of Default, Borrower may use and dispose of the Inventory in the ordinary course of business where such is not inconsistent with this Agreement, provided that the ordinary course of business does not include a transfer in partial or total satisfaction of Debt nor a transfer (other than a sale on terms and conditions which would apply if disinterested parties were involved) to an Affiliate of Borrower.

                  8.3 NOTICE TO ACCOUNT DEBTORS. If an Event of Default exists hereunder, Bank may notify the Account Debtors obligated on any or all of the Accounts to make payment thereof directly to Bank and to take control of all proceeds of any such Accounts. Any such notice by Bank to such Account Debtors shall be given by an officer of Bank. Borrower, if requested by Bank, shall stamp or cause to be stamped on each Account item in legible letters "Pledged to SouthTrust Bank," and shall turn over physical possession of the Accounts to Bank. Borrower authorizes Bank to sign and endorse Borrower's name upon any check, draft, money order, or other form of payment of any Account item and to sign and endorse satisfactions and releases of

Account items in Borrower's name. Until such time as Bank elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of Bank, to collect and enforce said Accounts in Borrower's name. The costs of such collection and enforcement, including attorneys' fees and out-of-pocket expenses and all other expenses and liabilities resulting therefrom, shall be borne solely by Borrower whether the same are incurred by Bank or Borrower. At the request of Bank, Borrower shall upon receipt of all checks, drafts, cash, and other remittances in payment or on account of the Accounts deposit the same in the Special Collection Accounts referred to in
Section 4.2 ("Special Collection Accounts"). The funds in the Special Collection Accounts shall be held by Bank as security for all obligations secured hereby. Said proceeds shall be deposited in precisely the form received, except for the endorsement of Borrower where necessary to permit collection of items, which endorsement Borrower agrees to make, and which Bank is also hereby authorized to make on Borrower's behalf. Pending such deposit, Borrower agrees that it will not commingle any such checks, drafts, cash, and other remittances with any of Borrower's funds or property, but will hold them separate and apart therefrom and upon an express trust for Bank until deposit thereof made in the Special Collection Accounts. Bank may, in accordance with the provisions of this Agreement, apply the whole or any part of the collected funds on deposit in the Special Collection Accounts against the principal and/or interest of the Loans or other Obligations secured hereby, the order and method of such application to be at the discretion of Bank. Any portion of said funds on deposit in the Special Collection Accounts which Bank elects not to so apply may, at Bank's election, be paid over by Bank to Borrower; provided, however, that if at any time Bank grants to Borrower the right to retain the proceeds of the Accounts for Borrower's use, or if at any time Bank elects to pay funds on deposit in the Special Collection Accounts to Borrower, such right to retain and use proceeds or payment from the Special Collection Accounts shall be deemed to be continuing new value for the security interest attaching hereunder on all after-acquired property.

                  8.4 VERIFICATION OF ACCOUNTS. Whether or not an Event of Default has occurred, any of Bank's officers, employees, or agents shall have the right, at any time or times hereafter, in the name of Bank, or any designee of Bank or Borrower, to verify the validity, amount, or any other matter relating to any Accounts by mail, telephone, telegraph, or otherwise. Borrower shall cooperate fully with Bank in an effort to facilitate and promptly conclude any such verification process.

                  8.5 POST OFFICE BOX. If an Event of Default has occurred or is continuing, Borrower agrees to acquire at its expense a post office box in the place designated by Bank, to which Bank and its designees alone shall have access. (Borrower acknowledges that Ad Art will be subject to a lockbox arrangement, even in the absence of an Event of Default.) Borrower agrees to give notice to all of its Account Debtors to mail payments due to Borrower to such post

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

office box. Borrower agrees that Bank, or its designees, may open such post office box, may receive, open, and dispose of all mail addressed to Borrower at such post office box, and may deposit any payments contained in such mail in a Special Collection Account referred to in Section 4.2 ("Special Collection Accounts"). Borrower agrees to give all required instructions to the U.S. Postal Service authorities to enable Bank or its designees to attain access to such post office box of Borrower, agrees that it will not attempt to remove any mail from such post office box, and agrees to execute such additional agreements as Bank may reasonably require in connection with such post office box.

                  8.6 GOVERNMENTAL ACCOUNTS. If any of Borrower's Accounts in excess of $10,000 arise out of contracts with the United States or any department, agency, or instrumentality thereof, Borrower will immediately notify Bank thereof in writing and execute any instruments and take any steps required by Bank in order that all monies due and to become due under such Account shall be assigned to Bank and notice thereof given to the Government under the Federal Assignment of Claims Act.

                  8.7 ACCOUNTS EVIDENCED BY INSTRUMENTS. If any of Borrower's Accounts are or should become evidenced by promissory notes, trade acceptances, chattel paper, chattel mortgages, conditional sales contracts, or other instruments, Borrower will immediately deliver same to Bank, endorsed or assigned with recourse to Bank's order and, regardless of the form of such endorsement or assignment, Borrower hereby waives presentment. demand, notice of dishonor, protest and notice of protest, and all other notices with respect thereto.

                  8.8 LEASE OF RECORDS. Borrower hereby leases to Bank, and Bank hires from Borrower, for a term which shall be effective so long as the Loans or other Obligations secured hereby are owing to Bank by Borrower and until Bank has no further obligation under the Agreement, all of Borrower's present and future books of Accounts, computer printouts, magnetic, digital and laser tapes and disks, computer and electronic storage media, computer software programs, trial balance records, ledgers and cabinets in which they are located, reflected or maintained, in any way relating to the Collateral, and all present and future supporting evidence and documents relating thereto in the form of written applications, credit information, account cards, payment records, trial balances, correspondence, delivery receipts, certificates and the like, as well as the past and current information stored in computer software programs for and on Borrower's behalf by third parties. Borrower, if requested by Bank, agrees to legend all of the foregoing to indicate the lease thereof to Bank. If an Event of Default occurs, then, in addition to all of the other rights and remedies of Bank herein, Bank will have the right forthwith or at any time thereafter to remove from Borrower's premises all of the foregoing and keep and retain the same in Bank's possession until the Loans and other Obligations secured hereby shall have been fully paid and discharged and Bank has no further obligation under the Agreement. The provisions of this section shall not be deemed to diminish or contravene the security interest of Bank in Borrower's General Intangibles or in the property, materials, and interests described in this section, but shall be deemed to be in addition to any rights Bank may have with respect to Borrower's grant of a security interest in its General Intangibles to Bank.

                  8.9 LICENSE OF RIGHTS. Bank is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter or any property of a similar nature as it pertains

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

to the Collateral, in advertising for sale and in selling any Collateral. and Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit.

                  8.10 ATTORNEY-IN-FACT. Borrower hereby irrevocably designates, makes, constitutes, and appoints Bank (and all Persons designated by Bank) as Borrower's true and lawful attorney (and agent-in-fact) and Bank, or Bank's agent, may, without notice to Borrower and in either Borrower's or Bank's name, but at the cost and expense of Borrower:

                        8.10.1 At such time or times hereafter as Bank or said agent, in its sole discretion, - may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders, or any other evidence of payment or proceeds of the Collateral which come into the possession of Bank or under Bank's control; and

                        8.10.2 If an Event of Default exists, Bank may: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge, or release any of the Accounts or other Collateral; (iii) sell or collect any of the Accounts or other Collateral upon such terms, and for such amounts and at such time or times as Bank deems advisable; (iv) take possession, in any manner, of any item of payment or proceeds relating to any Collateral and apply the same to the Obligations; (v) prepare, file, and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open, and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Bank may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Bank or any other bank on account of the Obligations; (viii) endorse the name of Borrower upon any Chattel Paper, document, instrument, invoice, freight bill, bill of lading, or similar document or agreement relating to the Accounts, Inventory, and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information verifications if recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral and to which Borrower has access; (xi) make and adjust claims under policies of insurance; (xii) for and in the name of Borrower to give instructions and direct any bank or financial institution in which proceeds of the Collateral are deposited to turn over said proceeds to Bank; and (xiii) do all other acts and things necessary, in Bank's determination, to fulfill Borrower's obligations under this Agreement.

            9. ADDITIONAL REPRESENTATIONS, COVENANTS, AND AGREEMENTS RELATING TO COLLATERAL.

                  9.1 RELIANCE ON STATEMENTS PERTAINING TO ACCOUNTS. With respect to all Accounts, Borrower represents and warrants to Bank that Bank may rely, in determining which

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

Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts, and unless otherwise indicated in writing to Bank, that with respect to each Account:

                        9.1.1 It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                        9.1.2 It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts, or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                        9.1.3 It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Bank;

                        9.1.4 Such Account, and Bank's security interest therein, is not, and will not be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim, or any other adverse condition, except for disputes resulting in returned goods where the amount in controversy is deemed by Bank to be immaterial, and each such Account is absolutely owing to Borrower and the obligation to pay is not contingent in any respect or for any reason;

                        9.1.5 Borrower has made no agreement with any Account Debtor thereunder for any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto;

                        9.1.6 There are no facts, events, or occurrences which in any way impair the validity or enforceability thereof or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Bank with respect thereto;

                        9.1.7 To the best of Borrower's knowledge, the Account Debtor thereunder (i) has the capacity to contract at the time any contract or other document giving right to the Account was executed and (ii) such Account Debtor is Solvent;

                        9.1.8 Borrower has no knowledge of any fact or circumstance which would impair the validity or collectability of the Account, and to the best of Borrower's knowledge there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any Material Adverse Change in such Account Debtor's financial condition or the collectability of such Account.

                  9.2 AFFIRMATION OF REPRESENTATIONS. Each request for a loan or advance made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute (i)

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

an automatic representation and warranty by Borrower to Bank that there does not then exist any default or Event of Default and (ii) a reaffirmation as of the date of said request that all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents are true in all material respects, except for any changes in the nature of Borrower's business or operations that would render the information contained in any exhibit attached hereto either inaccurate or incomplete, so long as Bank has consented to such changes or such changes are expressly permitted by this Agreement.

                  9.3 WAIVERS. Borrower hereby releases and waives any and all actions, causes of action, demands and suits which it may ever have against Bank as a result of any possession, collection, settlement, compromise, or sale by Bank of any of the Accounts upon the occurrence of an Event of Default hereunder, notwithstanding the effect of such possession, collection, settlement, compromise, or sale upon the business of Borrower. Said waiver shall include all causes of action and claims which may result from the exercise of the power of attorney conferred upon Bank in Section 8.10 ("Attorney-in-Fact") hereof.

                  9.4 DISCHARGE OF TAXES AND LIENS. At its option, Bank may discharge taxes, Liens, security interests, or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Borrower agrees to reimburse Bank, on demand, for any payment made or expense incurred by Bank pursuant to the foregoing authorization, including, without limitation, attorneys' fees.

                  9.5 INSURANCE. Without limiting any other provision hereof, Borrower shall keep the Collateral insured in amounts equal to its full insurable value, with companies, and against such risks as may be satisfactory to Bank. Borrower will pay the costs of all such insurance and deliver policies evidencing such insurance to Bank with mortgagee loss payable clauses in favor of Bank. Borrower hereby assigns to Bank all right to receive proceeds, directs any insurer to pay all proceeds directly to Bank, and authorizes Bank to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Loans and other Obligations secured hereby.

                  9.6 COMPLETE RECORDS. Borrower will at all times keep accurate and complete records of the Collateral, and Bank or its agents shall have the right to call at Borrower's place or places of business at intervals to be determined by Bank, upon reasonable notice and during Borrower's regular business hours, and without hindrance or delay, to inspect and examine the Inventory and to inspect, audit, check, and make abstracts from the books, records, journals, orders, receipts, computer printouts, correspondence, and other data relating to the Collateral or to any other transactions between the parties hereto. If requested by Bank. Borrower agrees to make its books, records, journals, orders, receipts, computer printouts, correspondence, and other data relating to the Collateral available for inspection, audit, and checking by Bank or its agents.

                  9.7 UNIFORM COMMERCIAL CODE FINANCING STATEMENT. Borrower agrees that a carbon, photographic, or other reproduction of this Agreement or of a signed financing

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

statement with respect to the Collateral shall be sufficient as a financing statement and may be filed as such by Bank.

         10. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default (unless and except to the extent that the same is cured to the satisfaction of Bank within the applicable cure period, if any, or, at the sole discretion of Bank, at any time thereafter):

                  10.1 PAYMENT DEFAULT. If Borrower shall fail to make any payment of any installment of principal or interest on any Note within ten (10) days after the same becomes due and payable, whether at stated maturity, by declaration, upon acceleration, or otherwise; or

                  10.2 FEES AND EXPENSES. If Borrower shall fail to pay when due any expense, fee or charge provided for in this Agreement within ten (10) days after the same becomes due and payable; or

                  10.3 CERTAIN AGREEMENT. If Borrower defaults in the observance or performance of any agreement contained in Article 7 of this Agreement ("Negative Covenants") or in the observance or performance of the agreements set forth in Section 4.2 ("Special Collection Accounts"), 6.1 ("Insurance"), 6.2 ("Corporate Existence; Qualification") (with respect to existence only), 6.10 ("Visits and Inspections"), 6.15 ("Additional Documents"), 6.16 ("Notice to Bank") (with respect to parts (a) and (b) only), 6.17 ("Subordination of Debt"),
6.18 ("Collection of Accounts"), or 6.25 ("Cash Flow Forecasts") hereof; or

                  10.4 OTHER  DEFAULTS.  If Borrower or any other party  (except
Bank) shall fail to perform, keep or observe any covenant, agreement or provision of the Note(s) or of this Agreement (other than those set forth in Sections 10.1 through 10.3 and Sections 10.5 through 10.18) or of any other Loan Documents and such failure shall continue uncured for a period of thirty (30) days after the Bank gives Borrower written notice of such failure; or

                  10.5 REPRESENTATIONS FALSE. If any warranty, representation, or other statement made or furnished to Bank by or on behalf of Borrower or in any of the Loan Documents proves to be false or misleading in any respect when made or furnished if not cured within thirty (30) days after the Bank gives Borrower written notice of such failure from the time Borrower has notice of the breach (but the foregoing cure will not apply unless Borrower is reasonably capable of curing the breach within the 30-day cure period); or

                  10.6  FINANCIAL   DIFFICULTIES.    If   Borrower,    excluding
AmeriVision, shall be involved in financial difficulties as evidenced:

                        (a) by its admission in writing of its inability to pay its debts generally as they become due or of its ceasing to be Solvent;

                        (b) by its commencing a voluntary case under the United States Bankruptcy Code or any similar law regarding debtor's rights and remedies or an admission seeking the relief therein provided;

                        (c) by its making a general assignment for the benefit of its creditors; or

                        (d) by its voluntarily liquidating or terminating operations or applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of such Person or of all or of a substantial part of its assets; or

                  10.7 INVOLUNTARY PROCEEDINGS. If without its application, approval, or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of Borrower (but excluding AmeriVision) any remedy under the federal Bankruptcy Code, the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of such Person, or of all or any substantial part of the assets of such Person, or other like relief under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, which results in the entry of an order for relief or such adjudication or appointment remains undismissed or undischarged for a period of sixty (60) days; or

                  10.8 ERISA. If a Reportable Event shall occur which Bank, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's complete or partial withdrawal from such Plan; or

                  10.9 DEFAULT ON REIMBURSEMENT OBLIGATION. If the Borrower fails to reimburse the Bank, in accordance with the terms of Section 2A.3 hereof, for the amount of any draw or drawing on the Letter of Credit; or

                  10.10 PUT OPTION EVENT. An event occurs that would entitle a Subordinated Lender to exercise a put option under any of the Subordinated Debt; or

                  10.11 JUDGMENTS. If a final judgment for the payment of money in excess of $100,000 shall be rendered against Borrower, excluding any judgments against Parent or AmeriVision for primary obligations of AmeriVision, and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, unless such judgment is fully covered by collectible insurance; or

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

                  10.12 ACTIONS. If Borrower shall be criminally indicted or convicted under any law; or

                  10.13 COLLATERAL. If a creditor of Borrower shall obtain possession of any of the Collateral by any legal means; or

                  10.14 CHANGE IN CONTROL. If there occurs a Change in Control of Parent (as that term is defined in Section 7.8); or

                  10.15 SUBORDINATION AGREEMENTS. If a breach or default shall occur with respect to any subordination agreement executed by any creditor of Borrower (including any Affiliate), or if any said agreement shall otherwise terminate or cease to have legal effect; or

                  10.16 PRIORITY OF SECURITY INTEREST. If any security interest or Lien of Bank hereunder or under any other Security Agreement shall not constitute a perfected security interest of first priority in the Collateral thereby encumbered, subject only to Permitted Liens; or

                  10.17 LOSS OF COLLATERAL. If there shall occur any material loss, theft, damage or destruction of any of the Collateral, which loss is not fully insured; or

                  10.18 MATERIAL ADVERSE CHANGE. If Borrower suffers any change that has a Material Adverse Effect on its business, assets, properties, prospects, results of operation, or condition (financial or other), measured on a consolidated basis.

         On the occurrence of any Event of Default, Bank or the holder of the Notes may at its option proceed to protect and enforce its rights by suit in equity, action at law and/or the appropriate proceeding either for specific performance of any covenant or condition contained in the Notes or in any Loan Document, and/or declare the unpaid balance of the Loans and Note together with all accrued interest to be forthwith due and payable, and thereupon such balance shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

         Borrower agrees that default under any Loan Document shall constitute default with respect to all Loan Documents.

         Without limiting the foregoing, upon the occurrence of any Event of Default, and at any time thereafter, Bank shall have the rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) in addition to the rights and remedies provided herein or in any other instrument or paper executed by Borrower. Bank may require Borrower to assemble the Inventory and make the same available to Bank at a place to be designated by Bank which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value, or is a style customarily sold on a recognized market, Bank will give Borrower reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at least five (5) days before the time of such sale or disposition. Borrower shall pay Bank on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Bank in protecting or enforcing the Loans and all other Obligations secured hereby and other rights of Bank hereunder, including its right to take possession of the Collateral.

         Bank shall not be liable for failure to collect the Accounts or to enforce any contract rights or for any action or omission on the part of Bank, its officers, agents and employees, except willful misconduct. No remedy herein conferred upon, or reserved to, Bank is intended to be exclusive of any other remedy or remedies, including those of any note or other evidence of Debt held by Bank, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing in law or in equity. Exercise or omission to exercise any right of Bank shall not affect any subsequent right of Bank to exercise the same.

         Borrower waives notice prior to Bank's taking possession or control of any of the Collateral or any bond or security that might be required by any court prior to allowing Bank to exercise any of Bank's remedies, including the issuance of an immediate writ of possession.

         In addition to any other remedy available to it, Bank shall have the right to the extent provided by law, upon the occurrence of an Event of Default, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of Borrower and any costs and expenses incurred by Bank in connection with such receivership shall bear interest at the Default Rate.

         11.      MISCELLANEOUS.

                  11.1 COSTS AND EXPENSES. Borrower shall bear all expenses of Bank (including reasonable fees and expenses of its counsel) in connection with the preparation of this Agreement and the Loan Documents, and the issuance and delivery of the Notes to Bank and also in connection with any amendment or modification thereto. Borrower agrees to indemnify and save Bank harmless against all broker's and finder's fees, if any. If, at any time or times hereafter, whether before or after the occurrence of an Event of Default, Bank employs counsel to advise or provide other representation with respect to this Agreement or the other Loan Documents, or to collect the balance of the Loans or other obligations, or to take any action in or with respect to any suit or proceeding relating to this Agreement or any of the Loan Documents, or to protect, collect, or liquidate the Collateral or to attempt to enforce any security interest or Lien granted to Bank by Borrower; then in any such events, all of the reasonable attorneys' fees arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of Borrower payable on demand of Bank. Without limiting the foregoing, Borrower shall pay or reimburse Bank for all recording and filing fees, intangibles taxes, documentary and revenue stamps, other taxes or other expenses and charges payable in connection with this

Agreement, the Notes or any Loan Document, or the filing of any Loan Document, financing statements or other instruments required by Bank in connection with the Loans.

                  11.2 WAIVERS OF PROVISIONS. All amendments of this Agreement and all waivers and suspensions by Bank of any provision of this Agreement or of the Loan Documents and all waivers and suspensions by Bank of any default or Event of Default hereunder shall be effective only if (i) in writing and signed by a duly authorized representative of Bank and (ii) accompanied by such fees and charges as may be imposed by Bank in connection with the amendment. The fees may include out-of-pocket expenses incurred by Bank in administration of the Loan or in evaluation of the proposed waiver, amendment or suspension, as well as additional facility fees and administrative fees that may be required by Bank in connection with Borrower's request. The fees may include additional compensation to Bank for the extension of the credit facilities represented by the Loan. Any such amendment, waiver, or suspension may be granted only in the sole discretion of Bank.

                  11.3 ACTIONS NOT CONSTITUTING A WAIVER. Neither (i) the failure at any time or times hereafter to require strict performance by Borrower of any of its provisions, warranties, terms and conditions contained in this Agreement or any other agreement, document or instrument now or hereafter executed by Borrower, and delivered to Bank, nor (ii) the failure of Bank to take action or to exercise its remedies with respect to any default or Event of Default hereunder, nor (iii) any delay or omission of Bank to exercise any right, remedy, power, or privilege hereunder after the occurrence of a default or Event of Default, shall act to waive, affect, or diminish any right of Bank to demand strict compliance with the terms of this Agreement or to exercise remedies with respect to any default or Event of Default.

                  11.4 HEADINGS; EXHIBITS. Except for the definitions set forth in Article 1, the headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof. Unless otherwise expressly indicated, all references in this Agreement to a section or an exhibit are to a section or an exhibit of this Agreement, all exhibits referred to in this Agreement are an integral part of it and are incorporated by reference in it.

                  11.5 RIGHT OF SETOFF. Upon and after the occurrence of any Event of Default, Bank may, and is hereby authorized by Borrower, at any time and from time to time, to the fullest extent permitted by applicable laws, and without advance notice to Borrower (any such notice being expressly waived by Borrower), setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and any other indebtedness at any time owing by Bank to, or for the credit or the account of, Borrower against any or all of the Obligations of Borrower now or hereafter existing whether or not such Obligations have matured and irrespective of whether Bank has exercised any other rights that it has or may have with respect to such Obligations, including, without limitation, any acceleration rights. The aforesaid right of setoff may be exercised by Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of the creditors, receiver, or execution, judgment or attachment creditor of Borrower, or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of setoff shall not have been exercised by Bank prior to the making, filing or issuance, or service upon Bank of, or of notice of, any such petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver or issuance of execution, subpoena, order or warrant. Bank agrees to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Bank under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which Bank may have.

                  11.6  SURVIVAL  OF  COVENANTS.   All  covenants,   agreements,
representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Bank, notwithstanding any investigation made by or on behalf of Bank, and shall survive the execution and delivery to Bank of any Note or Loan Document. All provisions in this Agreement for indemnification of Bank or payment of its costs and expenses survive any termination of this Agreement.

                  11.7 ADDRESSES. Any notice or demand which by any provision of this Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being delivered in person or by facsimile to the party to whom the notice or demand is directed or by being sent as first class mail, postage prepaid, to the following address: If to Borrower, Display Technologies, Inc., 5029 Edgewater Drive, Orlando, Florida 32810, Attention: President and WITH COPIES TO: Raymond James Capital Partners, L.P. c/o Raymond James Capital, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Gary A. Downing and Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, Attention: Larry D. Ledbetter; or if any other address shall at any time be designated by Borrower in writing to the holders of record of the Note at the time of such designation to such other address; and if to Bank, P. O. Box 2554, Birmingham, Alabama 35290. Attention: Special Assets Department (telecopy no. 205-254-4852), and WITH A COPY TO: Jay Bender, Bradley Arant Rose & White LLP 2001 Park Place, Suite 1400, Birmingham, Alabama 35203, or any other address shall at any time be designated in writing to Borrower, to such other address.

                  11.8 VENUE AND JURISDICTION. Borrower agrees that any legal action brought by Bank to collect the Loans or any Obligation or to assert any claim against Borrower under any Loan Document, or any part thereof, may be brought in any court in the State of Alabama having subject matter jurisdiction and that any such court will have non-exclusive jurisdiction, waives its right to object to any such action on grounds it is brought in the improper venue. and irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner relating to the Loans, the Obligations, or any Loan Document may be brought in the Circuit Court of Jefferson County, Alabama, or in any other Circuit Court of the State of Alabama or in the U.S. District Court for the Northern District of Alabama. Any judicial proceeding by Borrower against Bank under any Loan Document shall be brought only in one of the foregoing courts in Alabama. Borrower, by the execution of this Agreement, expressly and irrevocably assents and submits to the non-exclusive personal jurisdiction of any such court in any such action or proceeding. Borrower consents to the service of process relating to any such action or proceeding by mail to the address set forth in this Agreement.

                  11.9 BENEFITS. All of the terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Borrower may not assign any of its rights or obligations hereunder without the prior written consent of Bank.

                  11.10 CONTROLLING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Alabama, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Bank's lien upon such Collateral and the enforcement of Bank's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Alabama.

                  11.11 PARTICIPATION. Borrower acknowledges that Bank may, at its option, sell participation interests in the Loans to participating banks. The amounts of any such participations shall be determined solely by Bank. Borrower agrees with each present and future participant in the Loans, the names and addresses of which will be furnished to Borrower, that if an Event of Default should occur, each present and future participant shall have all of the rights and remedies of Bank with respect to any deposit due from any participant to Borrower. The execution by a participant of a participation agreement with Bank, and the execution by Borrower of this Agreement, regardless of the order of execution, shall evidence an agreement between Borrower and said participant in accordance with the terms of this Section.

                  11.12 MISCELLANEOUS. Time is of the essence with respect to this Agreement. This Agreement and the instruments and agreements referred to herein or called for hereby supersede and incorporate all representations, promises, and statements, oral or written, made by Bank in connection with the Loans. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of Bank. In the event of a conflict between this Agreement and any other Loan Document, the terms of this Agreement will control. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument. Any provision in this Agreement which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provisions hereof.

                  11.13 JOINT AND SEVERAL LIABILITY. All obligations of each Person named as Borrower shall be joint and several obligations of all such Persons.

                  11.14 LIMITATION OF GRANT. Nothing in this Agreement, whether express or implied, is intended or should be construed to confer upon, or to grant to, any person. except Bank and Borrower, any right, remedy, or claim under or because of either this Agreement or any provision of it. The rights, duties, and obligations of Borrower under this Agreement are not assignable or delegable.

                  11.15 WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BV JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                   [Remaining page intentionally left blank.]

         IN WITNESS WHEREOF, each of Borrower and Bank has caused this instrument to be executed by its duly authorized officer.

                                          BORROWER:

                                          DISPLAY TECHNOLOGIES, INC.,
                                          a Nevada corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   President


                                          DON BELL INDUSTRIES, INC.,
                                          a Florida corporation


                                          By:   /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   Chairman


                                          J. M. STEWART MANUFACTURING, INC.,
                                          a Florida corporation


                                          By:   /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   President


                                          LA-MAN CORPORATION,
                                          a Nevada corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   Chairman

                                          J. M. STEWART CORPORATION,
                                          a Florida corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   Vice President


                                          J. M. STEWART INDUSTRIES, INC.,
                                          a Florida corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   Vice President


                                          VISION TRUST MARKETING, INC.,
                                          a Florida corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   President


                                          LOCKWOOD SIGN GROUP, INC.
                                          a Florida corporation


                                          By:  /s/ J. William Brandner
                                             -----------------------------------
                                          Name:  J. William Brandner
                                          Its:   Chairman


                                          AMERIVISION OUTDOOR, INC.,
                                          a Florida corporation


                                          By:  //s/ Todd D. Thrasher
                                             -----------------------------------
                                          Name:  Todd D. Thrasher
                                          Its:   Vice President

                                          BANK:

                                          SOUTHTRUST BANK


                                          By:  /s/ Andrew Raine
                                             -----------------------------------
                                          Name:  Andrew Raine
                                          Its:   Vice President

STATE OF GEORGIA   )
                   :
FULTON COUNTY      )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of DISPLAY TECHNOLOGIES, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such President, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.


                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]                          My commission expires:_____________

STATE OF GEORGIA          )
                          :
FULTON COUNTY             )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of DON BELL INDUSTRIES, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Chairman, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                      [signed]
                                          ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]              My commission expires: [notary stamp appears here]

STATE OF GEORGIA          )
                          :
FULTON COUNTY             )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of J.M. STEWART MANUFACTURING, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such President, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA          )
                          :
FULTON COUNTY             )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of LA-MAN CORPORATION is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Chairman, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA        )
                        :
FULTON COUNTY           )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of J.M. STEWART CORPORATION is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Vice President, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA         )
                         :
FULTON COUNTY            )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of J.M. STEWART INDUSTRIES, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Vice President, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.


                                                      [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA              )
                              :
FULTON COUNTY                 )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of VISION TRUST MARKETING, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Vice President, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.


                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA          )
                          :
FULTON COUNTY             )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as J. William Brandner of LOCKWOOD SIGN GROUP, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such Vice Chairman, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA       )
                       :
FULTON COUNTY          )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that Todd D. Thrasher, whose name as Vice President of AMERIVISION OUTDOOR, INC. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such __________________, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]

STATE OF GEORGIA          )
                          :
FULTON COUNTY             )


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that Andrew Raine, whose name as Vice President of SOUTHTRUST BANK is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such __________________, executed the same voluntarily on the day the same bears date.


                  Given under my hand and official seal this 11th day of January, 2001.

                                                     [signed]
                                         ___________________________________
                                                  Notary Public

[NOTARIAL SEAL]             My commission expires:  [notary stamp appears here]